Exhibit 10.6

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December 16, 2020, by and among Leading BioSciences, Inc., a Delaware corporation, with headquarters located at 5800 Armada Drive, Suite 210, Carlsbad, CA 92008 ("Leading BioSciences"), Seneca Biopharma, Inc., a Delaware corporation, with headquarters located at 20271 Goldenrod Lane, 2nd Floor, Germantown, Maryland 20876 ("Seneca"), and the investors listed on the Schedule of Buyers attached hereto (each, a "Buyer" and collectively, the "Buyers").

WHEREAS:

A.    Leading BioSciences, Seneca and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506(b) of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

B.     Each Buyer wishes to purchase, and Leading BioSciences wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of Leading BioSciences' Series 1 Preferred Stock, par value $0.001 per share (the "Leading BioSciences Preferred Stock"), with the rights, preferences and privileges as set forth in the Amended and Restated Certificate of Incorporation of Leading BioSciences filed with the Secretary of State of the State of Delaware on or before the date hereof and in the form attached hereto as Exhibit A (the "Leading BioSciences' Certificate of Incorporation"), set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (which aggregate amount of Leading BioSciences Preferred Stock for all Buyers together (the "Buyers' Allocation Number") shall equal the aggregate Purchase Price (set forth in Column 5 of the Schedule of Buyers) divided by $0.4816, which is the per share Purchase Price (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof and including any securities, cash, rights or other property distributed with respect to the Leading BioSciences Common Stock or Leading BioSciences Preferred Stock), and shall collectively be referred to herein as the "Initial Preferred Shares"), a portion of which, as required by Section 1(a)(i) below, may be issued in escrow to The Bank of New York Mellon acting as escrow agent (the "Escrow Agent") in accordance with those certain escrow agreements by and among each Buyer, on the one hand, and Leading BioSciences, Seneca and the Escrow Agent on the other hand, in the form attached hereto as Exhibit B (collectively, the "Securities Escrow Agreement") and which shall be delivered from time to time to the Buyers pursuant to the terms and conditions set forth in this Agreement and the Securities Escrow Agreement, and (ii) up to that aggregate number of shares of Leading BioSciences Preferred Stock set forth opposite such Buyer's name in column (4) of the Schedule of Buyers attached hereto (which aggregate amount for all Buyers shall equal 300% of the Buyers' Allocation Number) (the "Additional Preferred Shares" and together with the Initial Preferred Shares, the "Preferred Shares"), which shall be issued, in addition with certain Initial Preferred Shares, in escrow to the Escrow Agent in accordance with the Securities Escrow Agreement and which shall be delivered from time to time to the Buyers pursuant to the terms and conditions set forth in this Agreement and the Securities Escrow Agreement.

C.     In addition, Seneca hereby agrees to issue to each Buyer, upon the terms and conditions stated in this Agreement, warrants, in the form attached hereto as Exhibit C (the "Warrants"), representing the right to acquire an initial amount of shares of Seneca's common stock, par value $0.01 per share (the "Seneca Common Stock") equal to one hundred percent (100%) of the quotient determined by dividing the Purchase Price (as defined below) paid by such Buyer on the Closing Date, by the lower of the Closing Per Share Price and the Initial Per Share Price (each as defined below) (such shares of Seneca Common Stock issuable upon exercise of the Warrants, collectively, the "Warrant Shares").

D.                Contemporaneously with the execution and delivery of this Agreement, the Buyers and Seneca are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit D (the "Registration Rights Agreement"), pursuant to which Seneca has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

E.                 The Preferred Shares (and, as applicable, the Exchange Shares issued in exchange therefor), the Warrants and the Warrant Shares collectively are referred to herein as the "Securities."

NOW, THEREFORE, Leading BioSciences, Seneca and each Buyer hereby agree as follows:

1.      PURCHASE AND SALE OF PREFERRED SHARES AND WARRANTS.

(a)   Preferred Shares.

(i)                 Issuance and Delivery of Initial Preferred Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 7 and 8 below, Leading BioSciences shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from Leading BioSciences on the Closing Date, the number of Initial Preferred Shares as is set forth opposite such Buyer's name in column (3) on the Schedule of Buyers (the "Initial Closing"); provided, however, if Section 1(c)(v) prevents the delivery on the Initial Closing Date (as defined below) of all or any portion of the Initial Preferred Shares to a Buyer, Leading BioSciences shall issue in escrow in the name of the Escrow Agent a number of shares of Leading BioSciences Preferred Stock equal to the number of Initial Preferred Shares in excess of the Maximum Percentage (as defined below), and on the second (2nd) Trading Day immediately after the delivery to the Escrow Agent (with a copy to Seneca) of a capacity notice by such Buyer in the form attached hereto as Exhibit E setting forth such Buyer's election to receive all or any portion of the Exchange Shares issued in exchange of the Initial Preferred Shares such Buyer is entitled to pursuant to this Section 1(a)(i) and the delivery of which is no longer prevented by Section 1(c)(v) (an "Initial Preferred Shares Capacity Notice") (each second (2nd) Trading Day immediately following the delivery to the Escrow Agent of an Initial Preferred Shares Capacity Notice, an "Initial Exchange Shares Delivery Date"), subject to Section 1(c)(v), Seneca acknowledges that, in each case, without any additional consideration, the Escrow Agent shall transfer from the escrow account governed by the Securities Escrow Agreement and deliver via The Depository Trust Company ("DTC") free delivery / free receive system, the Initial Preferred Shares (once exchanged for the Exchange Shares as set forth herein) (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof and including any securities, cash, rights or other property distributed with respect to such Initial Preferred Shares or in exchange for such Initial Preferred Shares). Seneca shall notify the Escrow Agent in writing of the occurrence of an Initial Exchange Shares Delivery Date applicable to each Buyer and shall deliver a copy of such notice to such Buyer. Upon request of an Investor Representative (as defined in the applicable Securities Escrow Agreement), upon delivery of any Initial Preferred Shares Capacity Notice to the Escrow Agent, Seneca hereby agrees to give instructions and to take any additional actions reasonably requested by such Investor Representative, to cause the Escrow Agent to promptly deliver (but in no event later than two (2) Trading Days after such request) the Exchange Shares issued in exchange for Initial Preferred Shares to which the applicable Buyer(s) are entitled pursuant to such Initial Preferred Shares Capacity Notice.

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(ii)              Issuance of Additional Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 7 and 8 below, on the Closing Date, Leading BioSciences shall issue in escrow in the name of the Escrow Agent a number of shares of Leading BioSciences Preferred Stock equal to 300% of the number of Initial Preferred Shares as is set forth opposite such Buyer's name in column (3) on the Schedule of Buyers, in accordance with the terms hereof and the Securities Escrow Agreement (the "Additional Closing" and together with the Initial Closing, the "Closing").

(b)   Closing. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m., New York City time, on a date mutually agreed to by Leading BioSciences, Seneca and each Buyer after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 7 and 8 below, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The Closing may also be undertaken remotely by electronic transfer of Closing documentation.

(c)   Issuance of Warrants and Delivery of Additional Preferred Shares.

(i)                 Obligation to Issue Warrants. On the Warrant Closing Date (as defined below), and for no additional consideration, Seneca shall issue to each Buyer Warrants to acquire an initial amount of shares of Seneca Common Stock equal to one hundred percent (100%) of the quotient determined by dividing the Purchase Price paid by such Buyer on the Closing Date, by the lower of the Closing Per Share Price and the Initial Per Share Price (the "Warrant Closing").

(ii)              Obligation to Deliver Additional Preferred Shares. Promptly, but in any event by no later than:

(a) the earlier to occur of (x) each Reset Date (as defined below) and (y) with respect to any Buyer, the first (1st) Trading Day following the delivery, if any, to Seneca of a written notice by such Buyer (an "Early Delivery Notice") at any time from the fifth (5th) Trading Day (as defined in the Warrants) immediately preceding each Reset Date indicating that such Buyer elects to determine the Per Share Price (as defined below) of such Reset Date using, (x) with respect to the Initial Reset Date (as defined below), eighty-five (85%) of the sum of the five (5) lowest Weighted Average Prices (as defined in the Warrants) of the Seneca Common Stock during the period beginning on the tenth (10th) Trading Day immediately preceding such Reset Date and ending on the date such Buyer delivers such Early Delivery Notice to Seneca, inclusive (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events during such period), divided by five (5) and (y) with respect to each other Reset Date, the sum of the five (5) lowest Weighted Average Prices (as defined in the Warrants) of the Seneca Common Stock during the period beginning on the tenth (10th) Trading Day immediately preceding such Reset Date and ending on the date such Buyer delivers such Early Delivery Notice to Seneca, inclusive (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events during such period), divided by five (5) (each such earlier date, a "First Additional Exchange Shares Delivery Date"); and/or

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(b) if Section 1(c)(v) prevents the delivery on the applicable First Additional Exchange Shares Delivery Date of all or any portion of the Exchange Shares (as defined in Section 5(d)) issued in exchange of Additional Preferred Shares to a Buyer, the second (2nd) Trading Day immediately after the delivery to the Escrow Agent (with a copy to Seneca) of a notice by such Buyer in the form attached hereto as Exhibit E setting forth such Buyer's election to receive all or any portion of the Exchange Shares issued in exchange of the Additional Preferred Shares such Buyer is entitled to pursuant to this Section 1(c)(ii) and the delivery of which is no longer prevented by Section 1(c)(v) (an "Additional Preferred Shares Capacity Notice" and together with the Initial Preferred Shares Capacity Notice, a "Capacity Notice") (each First Additional Exchange Shares Delivery Date and each second (2nd) Trading Day immediately following the delivery to the Escrow Agent of an Additional Preferred Shares Capacity Notice, an "Additional Exchange Shares Delivery Date" and together with the Initial Exchange Share Delivery Date, the "Exchange Shares Delivery Date"),

subject to Section 1(c)(v), Seneca acknowledges that, in each case, without any additional consideration, the Escrow Agent shall transfer from the escrow account governed by the Securities Escrow Agreement and deliver via DTC free delivery / free receive system, the Additional Preferred Shares (once exchanged for the Exchange Shares as set forth herein) (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof and including any securities, cash, rights or other property distributed with respect to such Additional Preferred Shares or in exchange for such Additional Preferred Shares), which such Exchange Shares issued in exchange of Additional Preferred Shares shall be equal to the lesser of:

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(A) the number of Exchange Shares issued in exchange for the Additional Preferred Shares deposited in such Buyer's escrow account and remaining in such Buyer's escrow account, if any, as of the applicable date of determination (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof); and

(B) the number of Exchange Shares issued in exchange for the number of Additional Preferred Shares (if positive) obtained by subtracting (I) the quotient determined by dividing (x) the aggregate Purchase Price paid by such Buyer on the Closing Date, by (y) with respect to each applicable Buyer, the lower of (1) the Closing Per Share Price and (2) the lowest Per Share Price related to all the Reset Date(s) preceding the applicable Reset Date, if any (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events related to the Common Stock occurring after the Closing Date or the applicable Reset Date, as applicable), from (II) the quotient determined by dividing (x) the aggregate Purchase Price paid by such Buyer on the Closing Date, by (y) with respect to such Buyer, the Per Share Price applicable to such Reset Date.

(iii)            Seneca shall notify the Escrow Agent in writing of the occurrence of a First Additional Exchange Shares Delivery Date applicable to each Buyer and shall deliver a copy of such notice to such Buyer. On the First Additional Exchange Shares Delivery Date relating to the Final Reset Date applicable to each Buyer, the Investor Representative related to such Buyer and Seneca shall instruct the Escrow Agent to release to Seneca from the applicable escrow account governed by the Securities Escrow Agreement any Exchange Shares issued in exchange for Additional Preferred Shares to the extent that the Buyer(s) affiliated with such Investor Representative is not entitled to receive such Exchange Shares pursuant to this Section 1(c)(iii) without giving effect to the limitations under Section 1(c)(v). Upon request of an Investor Representative, upon delivery of any Additional Preferred Shares Capacity Notice to the Escrow Agent, Seneca hereby agrees to give instructions and to take any additional actions reasonably requested by such Investor Representative, to cause the Escrow Agent to promptly deliver (but in no event later than two (2) Trading Days after such request) the Exchange Shares issued in exchange for Additional Preferred Shares to which the applicable Buyer(s) are entitled pursuant to such Additional Preferred Shares Capacity Notice.

As used in this Agreement:

"Closing Per Share Price" means the quotient obtained by dividing (x) the Purchase Price paid by such Buyer on the Closing Date, by (y) the amount of Initial Preferred Shares purchased by such Buyer on the Closing Date (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events related to the Common Stock occurring after the Closing Date).

"Initial Per Share Price" means the Per Share Price calculated with respect to the first Reset Date occurring hereunder (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events related to the Common Stock occurring after such Reset Date).

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"Per Share Price" means (i) with respect to the Initial Reset Date, 85% multiplied by the arithmetic average of the five (5) lowest Weighted Average Prices of the Common Stock during the period beginning on the tenth (10th) Trading Day immediately preceding the Initial Reset Date and ending, with respect to each applicable Buyer, on the First Additional Exchange Shares Delivery Date related to such Initial Reset Date, inclusive (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events related to the Common Stock occurring after the applicable Reset Date), and (ii) with respect to all other Reset Dates, the arithmetic average of the five (5) lowest Weighted Average Prices of the Common Stock during the period beginning on the tenth (10th) Trading Day immediately preceding the applicable Reset Date and ending, with respect to each applicable Buyer, on the First Additional Exchange Shares Delivery Date related to such Reset Date, inclusive (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events related to the Common Stock occurring after the applicable Reset Date).

"Reset Date" means each of the following dates: (i) the sixteenth (16th) Trading Day immediately following the Closing Date (such date, the "Initial Reset Date"); (ii) the forty-fifth (45th) calendar day from the Closing Date or, if such date falls on a Holiday (as defined in the Warrants), the next day that is not a Holiday; (iii) the ninetieth (90th) calendar day immediately following the Closing Date or, if such date falls on a Holiday, the next day that is not a Holiday; and (iv) the one-hundred thirty-fifth (135th) calendar day immediately following the Closing Date or, if such date falls on a Holiday, the next day that is not a Holiday (such date, the "Final Reset Date").

(iv)    Mechanics of Delivery of Exchange Shares.

(1)   General. Seneca shall be responsible for all fees and expenses of its transfer agent (the "Transfer Agent") and all fees and expenses with respect to the delivery of Exchange Warrants issued in exchange of Bridge Warrants and Exchange Shares issued in exchange of Preferred Shares and transfer of such shares to each Buyer's or its designee's balance account with DTC, if any, including, without limitation, for same day processing. Seneca's obligations to cause the Transfer Agent to deliver and transfer Exchange Warrants issued in exchange of Bridge Warrants and Exchange Shares issued in exchange of Preferred Shares to the Buyers in accordance with the terms and subject to the conditions hereof and the Securities Escrow Agreement are absolute and unconditional, irrespective of any action or inaction by such Buyer to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person (as defined below) or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination. Notwithstanding anything to the contrary contained herein, in no event will any (i) Exchange Warrants issued in exchange of Bridge Warrants, (ii) shares of Seneca Common Stock issuable upon exercise of the Exchange Warrants (including, for the avoidance of doubt, if the holder thereof exercises the Exchange Warrants by paying the applicable Exercise Price (as defined in the Exchange Warrants) in cash) or (iii) Exchange Shares issued in exchange of Preferred Shares be delivered with any restrictive legends or any restrictions or limitations on resale by the Buyers. If Seneca and/or the Transfer Agent requires any legal opinions with respect to the delivery of any Exchange Warrants issued in Exchange of Bridge Warrants, shares of Seneca Common Stock issuable upon exercise of the Exchange Warrants or Exchange Shares issued in exchange of Preferred Shares, in each case, without restrictive legends or the removal of any such restrictive legends, Seneca agrees to cause at its expense its legal counsel to issue any such legal opinions. Seneca hereby acknowledges and agrees that the holding period of any Exchange Warrants issued in exchange of Bridge Warrants and Exchange Shares issued in exchange of Preferred Shares delivered hereunder for purposes of Rule 144 (as defined below) shall be deemed to have commenced on the Closing Date. For purposes of this Agreement, (i) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof and (ii) "Bridge Warrants" means the Warrants as defined in the Bridge Securities Purchase Agreement.

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(2)   Seneca's Failure to Timely Deliver Exchange Shares. If Seneca shall fail for any reason or for no reason to credit such Buyer's or its designee's balance account with DTC on the applicable Exchange Shares Delivery Date for such number of Exchange Shares issued in exchange of shares of Seneca Common Stock to which such Buyer is entitled under Section 1 (a "Delivery Failure"), then, in addition to all other remedies available to such Buyer, Seneca shall pay in cash to such Buyer on each day after such Exchange Shares Delivery Date that Seneca shall fail to credit such Buyer's or its designee's balance account with DTC for the number of shares of Seneca Common Stock to which such Buyer is entitled pursuant to Seneca's obligation pursuant to clause (ii) below, an amount equal to 1.5 % of the product of (A) the number of Exchange Shares not issued to such Buyer on or prior to the applicable Exchange Shares Delivery Date and to which the Buyer is entitled, and (B) any trading price of the Seneca Common Stock selected by the Buyer in writing as in effect at any time during the period beginning on the applicable Exchange Shares Delivery Date and ending on the date Seneca makes the applicable cash payment, and if on or after such Trading Day such Buyer (or any Person in respect of, or on behalf, of such Buyer) purchases (in an open market transaction or otherwise) shares of Seneca Common Stock related to the applicable Delivery Failure, then, in addition to all other remedies available to such Buyer, Seneca shall, within two (2) Trading Days after such Buyer's request and in such Buyer's discretion, either (i) pay cash to such Buyer in an amount equal to such Buyer's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Seneca Common Stock so purchased (the "Buy-In Price"), at which point Seneca's obligation to credit such Buyer's or its designee's balance account with DTC for such shares of Seneca Common Stock shall terminate, or (ii) promptly honor its obligation to credit such Buyer's or its designee's balance account with DTC and pay cash to such Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Seneca Common Stock, multiplied by (B) any trading price of the Seneca Common Stock selected by such Buyer in writing as in effect at any time during the period beginning on the applicable Exchange Shares Delivery Date and ending on the date of such delivery and payment under this Section 1(c)(iv)(2). Nothing shall limit any Buyer's right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to Seneca's failure to timely electronically deliver shares of Seneca Common Stock as required pursuant to the terms hereof.

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(3)   Charges, Taxes and Expenses.  Issuance of the Preferred Shares to the Escrow Agent and subsequent delivery of the Exchange Shares issued in exchange thereof to the Buyers shall be made without charge to the Buyers for any issue or transfer tax or other incidental expense in respect of such issuance and transfer, all of which taxes (other than the Buyers' income taxes) and expenses shall be paid by Seneca, and the Exchange Shares issued in exchange of such Preferred Shares shall be delivered in the name of the respective Buyer or in such name or names as may be directed by the respective Buyer.

(4)   Closing of Books.  Neither Leading BioSciences nor Seneca will close its stockholder books or records in any manner which prevents the timely exercise of such Buyer's rights with respect to the Exchange Warrants issued in exchange of Bridge Warrants or Exchange Shares issued in exchange of the Preferred Shares.

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(v)               Blocker. Notwithstanding anything to the contrary contained herein, Seneca shall not deliver Exchange Shares issued in exchange of Preferred Shares, and no Buyer shall have the right to receive Exchange Shares issued in exchange of Preferred Shares, and any such delivery shall be null and void and treated as if never made, to the extent that after giving effect to such delivery, such Buyer together with its other Attribution Parties (as defined in the Warrants) would beneficially own in excess of such percentage corresponding to the checked box on such Buyer's signature page attached hereto (the "Maximum Percentage") of the number of shares of Seneca Common Stock outstanding immediately after giving effect to such delivery. For purposes of the foregoing sentence, the aggregate number of shares of Seneca Common Stock beneficially owned by such Buyer and the other Attribution Parties shall include the number of shares of Seneca Common Stock held by such Buyer and all other Attribution Parties plus the number of Exchange Shares issued in exchange of Preferred Shares delivered to such Buyer pursuant to Section 1hereof with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Seneca Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of the Warrants beneficially owned by such Buyer or any of the other Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of Seneca beneficially owned by such Buyer or any of the other Attribution Parties (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this Section 1(c)(v), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"). For purposes of determining the number of outstanding shares of Seneca Common Stock that the Buyers may receive without exceeding the Maximum Percentage, the Buyers may rely on the number of outstanding shares of Seneca Common Stock as reflected in (1) Seneca's most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (2) a more recent public announcement by Seneca or (3) any other written notice by Seneca or the Transfer Agent setting forth the number of shares of Seneca Common Stock outstanding (the "Reported Outstanding Share Number"). If Seneca receives a Capacity Notice from such Buyer at a time when the actual number of outstanding shares of Seneca Common Stock is less than the Reported Outstanding Share Number, Seneca shall promptly notify the Buyers in writing of the number of shares of Seneca Common Stock then outstanding and, to the extent that such Capacity Notice would otherwise cause a Buyer's beneficial ownership, as determined pursuant to this Section 1(c)(v), to exceed the Maximum Percentage, such Buyer must notify Seneca of a reduced number of Exchange Shares issued in exchange of Preferred Shares to be delivered pursuant to such Capacity Notice. For any reason at any time, upon the written or oral request of a Buyer, Seneca shall within one (1) Business Day (as defined below) confirm in writing or by electronic mail to such Buyer the number of shares of Seneca Common Stock then outstanding. In any case, the number of outstanding shares of Seneca Common Stock shall be determined after giving effect to the conversion or exercise of securities of Seneca, including the Warrants held by each Buyer and the other Attribution Parties since the date as of which the Reported Outstanding Share Number was reported. In the event that the delivery of Exchange Shares issued in exchange of Preferred Shares to such Buyer results in such Buyer and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Seneca Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so delivered by which such Buyer's and the other Attribution Parties' aggregate beneficial ownership exceeds the Maximum Percentage (the "Excess Shares") shall be deemed null and void and shall be cancelled ab initio, and such Buyer shall not have the power to vote or to transfer the Excess Shares. If a Buyer's right to receive Exchange Shares issued in exchange of Preferred Shares is limited, in whole or in part, by this Section 1(c)(v), all such Exchange Shares issued in exchange of Preferred Shares that are so limited shall be held in abeyance for the benefit of such Buyer by the Escrow Agent until the earlier to occur of the fifth (5th) anniversary of the Closing Date and such time as such Buyer notifies Seneca that its right thereto would not result in such Buyer exceeding the Maximum Percentage and Seneca shall promptly but in any event within two (2) Trading Days after the delivery of such Capacity Notice deliver to such Buyer the Exchange Shares issued in exchange of such Preferred Shares. Upon delivery of a written notice to Seneca, each Buyer may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to Seneca and (ii) any such increase or decrease will apply only to such Buyer and the other Attribution Parties and not to any of the other Buyers that is not an Attribution Party of such Buyer. For purposes of clarity, the Exchange Shares issued in exchange of the Preferred Shares deliverable pursuant to the terms hereof in excess of the Maximum Percentage shall not be deemed to be beneficially owned by such Buyer for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(c)(v) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(c)(v) or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitation contained in this paragraph may not be waived and shall apply to a successor of such Buyer. As used herein, "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York, New York are authorized or required by law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by law to remain closed due to "stay at home", "shelter-in-place", "non-essential employee" or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York, New York generally are open for use by customers on such day.

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(d)   Warrant Closing. The time of the Warrant Closing shall be 10:00 a.m., New York City time on the seventeenth (17th) Trading Day immediately following the Closing Date (the "Warrant Closing Date"), at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022. The Warrant Closing may also be undertaken remotely by electronic transfer of Warrant Closing documentation.

(e)   Purchase Price. The purchase price for the Preferred Shares and the related Warrants to be purchased by each Buyer pursuant to this Agreement shall be the amount set forth opposite such Buyer's name in column (5) of the Schedule of Buyers (the "Purchase Price"). If a Buyer, or an affiliate of such Buyer, is also party to that certain Securities Purchase Agreement, dated as of December 16. 2020 by and between Leading BioSciences and the buyers thereto (the "Bridge Securities Purchase Agreement"), at such Buyer's election and upon surrender of such Buyer's, or such Buyer's affiliate's, Note (as defined below), the Purchase Price may be offset by an amount equal to the Outstanding Amount (as defined in the Note) due and payable by Leading BioSciences to such Buyer, or such Buyer's affiliate, on the date immediately prior to the Closing Date under those senior secured notes (the "Notes") issued by Leading BioSciences pursuant to the Bridge Securities Purchase Agreement. Leading BioSciences and each Buyer that is, or has an affiliate that is, a party to the Bridge Securities Purchase Agreement, acknowledges and agrees that, effective immediately upon the Closing and the issuance of Initial Preferred Shares hereunder, and immediately prior to the consummation of the Merger, pursuant to Section 1 of the Notes, the Note, if any, issued to such Buyer or such Buyer's affiliates shall be deemed to have been repaid concurrently with the Closing, shall have no further force and effect and shall be deemed to be cancelled.

(f)    Form of Payment. On the Closing Date, (i) each Buyer shall pay its respective Purchase Price (less, in the case of Altium Growth Fund, LP (the "Lead Investor"), any amounts withheld pursuant to Section 5(h) and less, in the case of any electing Buyer as described in Section 1(e), any Outstanding Amount pursuant to such Buyer's, or such Buyer's affiliate's, Note surrendered to Leading BioSciences pursuant to Section 1(e)) to Leading BioSciences for the Preferred Shares and the Warrants to be issued and sold to such Buyer pursuant to this Agreement by wire transfer of immediately available funds in accordance with Leading BioSciences' written wire instructions and (ii) Leading BioSciences shall deliver to each Buyer the number of Initial Preferred Shares such Buyer is purchasing as is set forth opposite such Buyer's name in column (3) of the Schedule of Buyers, subject to Section 1(a)(i). On the Warrant Closing Date, Seneca shall deliver to each Buyer a Warrant pursuant to which such Buyer shall have the right to acquire an initial amount of shares of Seneca Common Stock equal to one hundred percent (100%) of the quotient determined by dividing the Purchase Price paid by such Buyer on the Closing Date, by the lower of the Closing Per Share Price and the Initial Per Share Price, duly executed on behalf of Seneca and registered in the name of such Buyer or its designee.

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2.      BUYER'S REPRESENTATIONS AND WARRANTIES. Each Buyer, severally and not jointly, represents and warrants with respect to only itself to each of Leading BioSciences and Seneca that, as of the date hereof and as of the Closing Date:

(a)   No Public Sale or Distribution. Such Buyer is (i) acquiring the Preferred Shares and the Warrants and (ii) upon exercise of the Warrants (other than pursuant to a Cashless Exercise (as defined in the Warrants)) will acquire the Warrant Shares issuable upon exercise of the Warrants, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(b)   Accredited Investor Status; No Disqualification Events. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D. To the extent such Buyer is a beneficial owner of 10% or more of Seneca Common Stock as of the date hereof or as of the Closing Date, none of (i) such Buyer, (ii) any of such Buyer's directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, or (iii) any beneficial owner of Leading BioSciences' or Seneca's voting equity securities (in accordance with Rule 506(d) of the 1933 Act) held by such Buyer is subject to any Disqualification Event (as defined below), except for Disqualification Events covered by Rule 506(d)(2) or (d)(3) under the 1933 Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to Leading BioSciences and Seneca.

(c)   Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Leading BioSciences and Seneca are relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d)   Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of Leading BioSciences and Seneca and materials relating to the offer and sale of the Securities that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of Leading BioSciences and Seneca. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on Leading BioSciences' and Seneca's representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Buyer acknowledges and agrees that Evolution Venture Partners, LLC (the "Financial Advisor") nor any Affiliate (as defined in Rule 144) of the Financial Advisor has provided such Buyer with any information or advice with respect to the Securities nor is such information or advice necessary or desired.  Neither the Financial Advisor nor any Affiliate has made or makes any representation as to Leading BioSciences and Seneca or the quality of the Securities and the Financial Advisor and any Affiliate may have acquired non-public information with respect to Leading BioSciences and Seneca which such Buyer agrees need not be provided to it.  In connection with the issuance of the Securities to such Buyer, neither the Financial Advisor nor any of its Affiliates has acted as a financial advisor or fiduciary to such Buyer.

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(e)   No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f)    Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) subject to Section 1(c)(iv)(1), such Buyer shall have delivered to Seneca an opinion of counsel, in a form reasonably acceptable to Seneca, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides Seneca with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, "Rule 144") or to an accredited investor in a private transaction exempt from the registration requirements of the 1933 Act; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither Seneca nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder; provided, however, that on the Closing Date, (x) the Preferred Shares will be exchanged, or pursuant to Section 5(d) will be exchangeable, for shares of Seneca Common Stock and (y) the Bridge Warrants will be exchanged for Exchanged Warrants, which will be exercisable to purchase Seneca Common Stock, in each case, registered under the 1933 Act pursuant to the registration statement on Form S-4 to be filed by Seneca in connection with the transactions contemplated by the Merger Agreement) (as amended from time to time, the "Form S-4"). Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide Seneca with any notice thereof or otherwise make any delivery to Seneca pursuant to this Agreement or any other Transaction Document (as defined in Section 4(b)), including, without limitation, this Section 2(f).

(g)   Legends. Such Buyer understands that the certificates or other instruments representing the Preferred Shares and the Warrants and, until such time as the resale or exchange of the Preferred Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or the Form S-4, as applicable, the stock certificates representing the Securities, except as set forth below, shall bear a restrictive legend in the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

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[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD (x) PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT OR (Y) TO AN ACCREDITED INVESTOR IN A PRIVATE TRANSACTION. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and Seneca shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Securities are registered for resale under the 1933 Act or exchanged for other securities in a transaction registered under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, except as provided in Section 1(c)(iv)(1), such holder provides Seneca with an opinion of counsel, in a form reasonably acceptable to Seneca, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) the Securities can be sold, assigned or transferred pursuant to Rule 144. Seneca shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance. If Seneca shall fail for any reason or for no reason to issue to the holder of the Securities within two (2) Trading Days after the occurrence of any of (i) through (iii) above (the initial date of such occurrence, the "Legend Removal Date" and such failure, a "Legend Removal Failure"), a certificate without such legend to such holder or to issue such Securities to such holder by electronic delivery at the applicable balance account at DTC, then, in addition to all other remedies available to such holder, Seneca shall pay in cash to such holder on each day after the second (2nd) Trading Day after the Legend Removal Date and during such Legend Removal Failure an amount equal to 2.0% of the product of (i) the number of shares represented by such certificate, and (ii) any trading price of the Seneca Common Stock selected by the holder in writing as in effect at any time during the period beginning on the applicable Legend Removal Date and ending on the date Seneca makes the applicable cash payment, and if on or after such Trading Day the holder purchases (in an open market transaction or otherwise) Seneca Common Stock relating to the applicable Legend Removal Failure, then Seneca shall, within two (2) Trading Days after the holder's request and in the holder's discretion, either (i) pay cash to the holder in an amount equal to the holder's total purchase price (including brokerage commissions, if any) for the Seneca Common Stock so purchased (the "Legend Buy-In Price"), at which point the obligation of Seneca to deliver such unlegended Securities shall terminate, or (ii) promptly honor its obligation to deliver to the holder such unlegended Securities as provided above and pay cash to the holder in an amount equal to the excess (if any) of the Legend Buy-In Price over the product of (A) such number of shares of Seneca Common Stock, times (B) any trading price of the Seneca Common Stock selected by the holder in writing as in effect at any time during the period beginning on the applicable Legend Removal Date and ending on the date Seneca makes the applicable cash payment. Seneca shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.

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(h)   Validity; Enforcement. This Agreement and the other Transaction Documents to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(i)     No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the other Transaction Documents to which such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

3.      REPRESENTATIONS AND WARRANTIES OF LEADING BIOSCIENCES.

Leading BioSciences represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a)   Organization and Qualification. Each of Leading BioSciences and its "Leading BioSciences Subsidiaries" (which for purposes of this Agreement means any entity in which Leading BioSciences, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. Each of Leading BioSciences and each of the Leading BioSciences Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Leading BioSciences Material Adverse Effect. As used in this Agreement, "Leading BioSciences Material Adverse Effect" means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of Leading BioSciences and the Leading BioSciences Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or on the other Leading BioSciences Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of Leading BioSciences to perform any of its obligations under any of the Leading BioSciences Transaction Documents. Leading BioSciences has no Leading BioSciences Subsidiaries except as set forth in Schedule 3(a). The outstanding shares of capital stock of each of the Leading BioSciences Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Leading BioSciences or another Leading BioSciences Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Leading BioSciences Subsidiaries are outstanding.

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(b)   Authorization; Enforcement; Validity. As of (i) the date hereof, subject to the approval of the Leading BioSciences stockholders of the transactions contemplated by the Draft Merger Agreement (collectively, the "Leading Required Stockholder Approvals") and (ii) the Closing Date, Leading BioSciences has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Securities Escrow Agreement, the Lock-Up Agreements (as defined in Section 8(xi)), the Leak-Out Agreements (as defined in Section 8(xx)) and each of the other agreements entered into by Leading BioSciences in connection with the transactions contemplated by this Agreement (collectively, the "Leading BioSciences Transaction Documents") and to issue the Preferred Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Leading BioSciences Transaction Documents by Leading BioSciences and the consummation by Leading BioSciences of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Preferred Shares, have been duly authorized by Leading BioSciences' Board of Directors and (other than the filing of a Form D with the SEC and any other filings as may be required by any state securities agencies), no further filing, consent or authorization is required by Leading BioSciences, its Board of Directors or its stockholders. This Agreement and the other Leading BioSciences Transaction Documents have been duly executed and delivered by Leading BioSciences, and constitute the legal, valid and binding obligations of Leading BioSciences, enforceable against Leading BioSciences in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

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(c)   Issuance of Preferred Shares. As of (i) the date hereof, subject to the Leading Required Stockholder Approvals, and (ii) the Closing Date, the issuance of the Preferred Shares is duly authorized and, upon issuance in accordance with the terms of the Leading BioSciences Transaction Documents, the Preferred Shares shall be validly issued and free from all preemptive or similar rights (except for those which have been validly waived prior to the date hereof), taxes, liens and charges and other encumbrances with respect to the issue thereof and the Preferred Shares shall be fully paid and nonassessable with the holders being entitled to all rights accorded to a holder of Leading BioSciences Preferred Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 3 of this Agreement, the offer and issuance by Leading BioSciences of the Preferred Shares is exempt from registration under the 1933 Act.

(d)   No Conflicts. Except as disclosed in Schedule 3(d), the execution, delivery and performance of the Leading BioSciences Transaction Documents by Leading BioSciences and any of the Leading BioSciences Subsidiaries and the consummation by Leading BioSciences of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares) will not (i) as of (x) the date hereof, subject to the Leading Required Stockholder Approvals, and (y) as of the Closing Date, result in a violation of the Leading BioSciences’ Certificate of Incorporation or Leading BioSciences Bylaws (as defined below) or other organizational documents of Leading BioSciences or any of the Leading BioSciences Subsidiaries, any capital stock of Leading BioSciences or any of the Leading BioSciences Subsidiaries or the articles of association or bylaws of Leading BioSciences or any of the Leading BioSciences Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Leading BioSciences or any of the Leading BioSciences Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws, rules and regulations) applicable to Leading BioSciences or any of the Leading BioSciences Subsidiaries or by which any property or asset of Leading BioSciences or any of the Leading BioSciences Subsidiaries is bound or affected, except, in the case of clauses (ii) and (iii) above, as would not have or reasonably be expected to result in a Leading BioSciences Material Adverse Effect.

(e)   Consents. As of (i) the date hereof, subject to the Leading Required Stockholder Approvals, and (ii) the Closing Date and as disclosed in Schedule 3(e), Leading BioSciences is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing of a Form D with the SEC and any other filings as may be required by any state securities agencies), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Leading BioSciences Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which Leading BioSciences is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date (or in the case of filings detailed above, will be made timely after the Closing Date).

(f)    Acknowledgment Regarding Buyer's Purchase of Securities. Leading BioSciences acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Leading BioSciences Transaction Documents and the transactions contemplated hereby and thereby and that, prior to the purchase of Securities hereunder, no Buyer is (i) an officer or director of Leading BioSciences or any of the Leading BioSciences Subsidiaries, (ii) an "affiliate" of Leading BioSciences or any of the Leading BioSciences Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of Leading BioSciences, a "beneficial owner" of more than 10% of the Leading BioSciences Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). Leading BioSciences further acknowledges that no Buyer is acting as a financial advisor or fiduciary of Leading BioSciences or any of the Leading BioSciences Subsidiaries (or in any similar capacity) with respect to the Leading BioSciences Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Leading BioSciences Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. Leading BioSciences further represents to each Buyer that Leading BioSciences' decision to enter into the Leading BioSciences Transaction Documents has been based solely on the independent evaluation by Leading BioSciences and its representatives.

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(g)   No General Solicitation; Financial Advisor's Fees. Neither Leading BioSciences, nor any of the Leading BioSciences Subsidiaries or their affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. Leading BioSciences shall be responsible for the payment of any Financial Advisor's fees, financial advisory fees, or brokers' commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, Financial Advisor fees payable to the Financial Advisor in connection with the sale of the Securities. Leading BioSciences shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any such claim. Leading BioSciences acknowledges that it has engaged the Financial Advisor in connection with the sale of the Securities. Other than the Financial Advisor, neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries has not engaged any Financial Advisor or other agent in connection with the offer or sale of the Securities.

(h)   No Integrated Offering. None of Leading BioSciences, the Leading BioSciences Subsidiaries, their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of the stockholders of Leading BioSciences for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of Seneca are listed or designated for quotation. None of Leading BioSciences, the Leading BioSciences Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

(i)     Application of Takeover Protections; Rights Agreement. Leading BioSciences and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Leading BioSciences’ Certificate of Incorporation, Leading BioSciences Bylaws or other organizational documents or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, Leading BioSciences' issuance of the Preferred Shares and any Buyer's ownership of the Securities. Leading BioSciences and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any member rights plan or similar arrangement relating to accumulations of beneficial ownership of Leading BioSciences Preferred Stock or a change in control of Leading BioSciences or any of the Leading BioSciences Subsidiaries.

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(j)     Financial Statements. As of the date hereof, the sections of the draft Form S-4 provided to Buyers (the “Draft Form S-4”) titled “Risk Factors – Risks Related to Leading BioSciences,” “Leading BioSciences’ Business,” “Leading BioSciences Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Related Party Transactions of Directors and Executive Officers of the Combined Company – Leading BioSciences Transactions” and “Principal Stockholders of Leading BioSciences,” and at the time the Final Form S-4 or such amendment thereto is filed with the SEC, do not, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the date hereof, the Draft Form S-4, and as of each filing date of the Final Form S-4 or any amendment thereto, the financial statements of Leading BioSciences included in the Draft Form S-4 comply, and in the Final Form S-4 will comply, as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto and have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied during the periods involved ("GAAP"). Such financial statements fairly present in all material respects the financial position of each of Leading BioSciences and the Leading BioSciences Subsidiaries, on a consolidated basis, at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements will be subject to normal adjustments which will not be material, either individually or in the aggregate. No other information provided by or on behalf of Leading BioSciences to any of the Buyers which is not included in the Draft Form S-4 (including, without limitation, information referred to in Section 2(d) of this Agreement or in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(k)   Absence of Certain Changes. Except as disclosed in Schedule 3(k)(i), since December 31, 2019, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations, condition (financial or otherwise), results of operations or prospects of Leading BioSciences or the Leading BioSciences Subsidiaries. Except as disclosed in Schedule 3(k)(ii), since December 31, 2019, neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries have (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $100,000. Neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does Leading BioSciences or any of the Leading BioSciences Subsidiaries have any knowledge or reason to believe that any of its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. Leading BioSciences and the Leading BioSciences Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and, after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Agreement, "Insolvent" means, with respect to any Person, (i) the present fair saleable value of such Person's assets is less than the amount required to pay such Person's total Indebtedness (as defined below), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

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(l)     Conduct of Business; Regulatory Permits. Neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries is in violation of any term of or in default under the Leading BioSciences’ Certificate of Incorporation, the Leading BioSciences Bylaws, any certificate of designations, preferences or rights of any outstanding series of preferred stock of Leading BioSciences or any of the Leading BioSciences Subsidiaries, or their organizational charter or memorandum of association or certificate of incorporation or articles of association or bylaws, respectively. Neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to Leading BioSciences or any of the Leading BioSciences Subsidiaries, and neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which would not, individually or in the aggregate, reasonably be expected to have a Leading BioSciences Material Adverse Effect. Leading BioSciences and the Leading BioSciences Subsidiaries possess all certificates, authorizations and permits issued by the appropriate foreign, federal or state regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Leading BioSciences Material Adverse Effect, and neither Leading BioSciences nor any such Leading BioSciences Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. Without limiting the generality of the foregoing, except as set forth in Schedule 3(l), Leading BioSciences has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Seneca Common Stock by the Nasdaq Capital Market (the "Principal Market") in the foreseeable future.

(m)          Transactions With Affiliates. Except as set forth in Schedule 3(m), none of the officers, directors or employees of Leading BioSciences or any of the Leading BioSciences Subsidiaries is presently a party to any transaction with Leading BioSciences or any of the Leading BioSciences Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Leading BioSciences or any of the Leading BioSciences Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director, or employee has a substantial interest or is an employee, officer, director, trustee or partner.

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(n)   Equity Capitalization. As of the date hereof, the authorized capital stock of Leading BioSciences consists of (i) 250,000,000 shares of Leading BioSciences Common Stock, of which, as of the date hereof ,102,041,277 are issued and outstanding, 35,000,000 are reserved for issuance pursuant to Leading BioSciences' stock option and purchase plans, of which 30,410,243 are subject to outstanding Leading BioSciences options granted under the Leading BioSciences stock plans and 15,370,906 are reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible into, Leading BioSciences Preferred Stock and (ii) 33,594,625 shares of preferred stock, of which, as of the date hereof, 11,674,131 were issued and outstanding. No Leading BioSciences Common Stock or Leading BioSciences Preferred Stock are held in treasury. All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable. (i) Except as disclosed in Schedule 3(n)(i), hereto, none of Leading BioSciences' or any Leading BioSciences Subsidiary's capital equity is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by Leading BioSciences or any Leading BioSciences Subsidiary's; (ii) except as disclosed in Schedule 3(n)(ii), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital equity of Leading BioSciences or any of the Leading BioSciences Subsidiaries, or contracts, commitments, understandings or arrangements by which Leading BioSciences is or may become bound to issue additional capital stock of Leading BioSciences or any of the Leading BioSciences Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital equity of Leading BioSciences or any of the Leading BioSciences Subsidiaries; (iii) except as disclosed in Schedule 3(n)(iii), there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of Leading BioSciences or any of the Leading BioSciences Subsidiaries or by which Leading BioSciences or any of the Leading BioSciences Subsidiaries is or may become bound; (iv) except as disclosed in Schedule 3(o)(iv), there are no financing statements securing obligations in any amounts filed in connection with Leading BioSciences or any of the Leading BioSciences Subsidiaries; (v), except as disclosed in Schedule 3(n)(v), there are no agreements or arrangements under which Leading BioSciences or any of the Leading BioSciences Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (vi) except as disclosed in Schedule 3(n)(vi), there are no outstanding securities or instruments of Leading BioSciences or any of the Leading BioSciences Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which Leading BioSciences or any of the Leading BioSciences Subsidiaries is or may become bound to redeem a security of Leading BioSciences or any of the Leading BioSciences Subsidiaries; (vii) except as disclosed in Schedule 3(n)(vii), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) except as disclosed in Schedule 3(n)(viii), neither Leading BioSciences nor any of its Leading BioSciences Subsidiaries has any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (ix) except as disclosed in Schedule 3(n)(ix), Leading BioSciences or any of the Leading BioSciences Subsidiaries have no liabilities or obligations, other than those incurred in the ordinary course of Leading BioSciences' or any of the Leading BioSciences Subsidiary's respective businesses and which, individually or in the aggregate, do not or could not have a Leading BioSciences Material Adverse Effect. True, correct and complete copies of Leading BioSciences’ Certificate of Incorporation, and Leading BioSciences' bylaws, as amended and as in effect on the date hereof (the "Leading BioSciences Bylaws"), and the terms of all securities convertible into, or exercisable or exchangeable for, Leading BioSciences Common Stock and the material rights of the holders thereof in respect thereto shall be provided to the Buyers on the Closing Date.

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(o)   Indebtedness and Other Contracts. Neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries, (i) except as disclosed in Schedule 3(o)(i), has any outstanding Indebtedness (as defined below), (ii) except as disclosed in Schedule 3(o)(ii), is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would reasonably be expected to result in a Leading BioSciences Material Adverse Effect, (iii) except as disclosed in Schedule 3(o)(iii), is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Leading BioSciences Material Adverse Effect, or (iv) except as disclosed in Schedule 3(o)(iv), is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of Leading BioSciences' officers, has or is expected to have a Leading BioSciences Material Adverse Effect. Schedule 3(o) provides a detailed description of the material terms of such outstanding Indebtedness. Schedule 3(o)(v) provides a list of all material contracts, agreements and instruments of Leading BioSciences that would be required to be filed as exhibits to a Registration Statement on Form S-1 assuming Leading BioSciences were to file such a registration statement on the date hereof or the Closing Date, as applicable. For purposes of this Agreement (other than Section 4(l)): (x) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, "finance leases" in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, is classified as a finance lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations (as defined below) in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, finance lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

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(p)   Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of Leading BioSciences, threatened against or affecting Leading BioSciences or any of the Leading BioSciences Subsidiaries, the Leading BioSciences Common Stock, the Leading BioSciences Preferred Stock or any of the Leading BioSciences Subsidiary's capital stock or any of Leading BioSciences' or any of the Leading BioSciences Subsidiary's officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3(p). The matters set forth in Schedule 3(p) would not reasonably be expected to have a Leading BioSciences Material Adverse Effect.

(q)   Insurance. Leading BioSciences and each of the Leading BioSciences Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of Leading BioSciences believes to be prudent and customary in the businesses in which Leading BioSciences and the Leading BioSciences Subsidiaries are engaged. Neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries has been refused any insurance coverage sought or applied for and neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Leading BioSciences Material Adverse Effect.

(r)    Employee Benefits. Schedule 3(r) sets forth a complete and accurate list of all Leading BioSciences Benefit Plans that is an "employee pension benefit plan" within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), whether or not such plan is subject to ERISA (each, a "Leading BioSciences Pension Plan"). For purposes of this Section 3(s), a "Leading BioSciences Benefit Plan" means any employee benefit plan, program, policy, practices, or other arrangement providing benefits to any current or former employee, officer or director of Leading BioSciences, the Leading BioSciences Subsidiaries or their affiliates or any beneficiary or dependent thereof that is sponsored or maintained by Leading BioSciences, the Leading BioSciences Subsidiaries or their affiliates contributes. Each Leading BioSciences Benefit Plan has been administered in all material respects in accordance with its terms all applicable laws and each of Leading BioSciences, the Leading BioSciences Subsidiaries and their affiliates is in compliance in all material respects with all applicable provisions of ERISA and the terms of any Leading BioSciences Benefit Plan. No "reportable event" (as defined in ERISA) has occurred with respect to any Leading BioSciences Pension Plan; each of the Leading BioSciences, the Leading BioSciences Subsidiaries and their affiliates has not incurred and does not expect to incur material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any Pension Plan or any other "pension plan" (as defined in ERISA) or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended (the "Code"); and each Pension Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification. Except for liabilities that arise solely out of, or relate solely to, an Leading BioSciences Benefit Plan, none of Leading BioSciences, the Leading BioSciences Subsidiaries or their affiliates has any current or contingent liabilities (i) to any "employee benefit plan" (as defined in ERISA); (ii) under Title IV of ERISA, (iii) under Section 302 of ERISA, (iv) under Sections 412 and 4971 of the Code, (v) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, or (vi) under corresponding or similar provisions of foreign Laws or regulations. Each stock option, if any, granted by Leading BioSciences, the Leading BioSciences Subsidiaries and their affiliates was granted (i) in accordance with the terms of the applicable stock option plan of such entity and (ii) with an exercise price at least equal to the fair market value of such capital stock on the date such stock option would be considered granted under GAAP and applicable law. The amount by which the actuarial present value of all accrued benefits under any Leading BioSciences Benefit Plan (whether or not vested) exceeds the fair market value of the assets of such Leading BioSciences Benefit Plan will be properly accrued and reflected, in all material respects, in the Form S-4.

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(s)    Employee Relations. Neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. Leading BioSciences and the Leading BioSciences Subsidiaries believe that their relations with their respective employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of Leading BioSciences or any of the Leading BioSciences Subsidiaries has notified Leading BioSciences or any such Leading BioSciences Subsidiary that such officer intends to leave Leading BioSciences or any such Leading BioSciences Subsidiary or otherwise terminate such officer's employment with Leading BioSciences or any such Leading BioSciences Subsidiary. No executive officer or other key employee of Leading BioSciences or any of the Leading BioSciences Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject Leading BioSciences or any of the Leading BioSciences Subsidiaries to any liability with respect to any of the foregoing matters. Leading BioSciences and the Leading BioSciences Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Leading BioSciences Material Adverse Effect. To the knowledge of Leading BioSciences and the Leading BioSciences Subsidiaries, (i) no allegations of sexual harassment have been made against any employee of Leading BioSciences or any of the Leading BioSciences Subsidiaries, and (ii) none of Leading BioSciences or the Leading BioSciences Subsidiaries has entered into any settlement agreements related to allegations of sexual harassment or misconduct by an employee of Leading BioSciences or any of the Leading BioSciences Subsidiaries.

(t)     Real Property.

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(i)                 Schedule 3(t)(i) sets forth a complete and accurate list of all real property owned in fee (or the equivalent interest in the applicable jurisdiction) by Leading BioSciences and the Leading BioSciences Subsidiaries (the "Leading BioSciences Owned Real Property"). Each of Leading BioSciences and the Leading BioSciences Subsidiaries has good, valid and marketable title in fee simple to the Leading BioSciences Owned Real Property and to all personal property owned by it which is material to the business of Leading BioSciences and the Leading BioSciences Subsidiaries, in each case, free and clear of all liens, encumbrances and defects.

(ii)              Schedule 3(t)(ii) sets forth a complete and accurate list of all leases, subleases, licenses, occupancy and other agreements (including all amendments, modifications and supplements thereof and assignments and subleases thereof) (the "Leading BioSciences Leases"; and each, a "Leading Biosciences Lease") under which Leading BioSciences or the Leading BioSciences Subsidiaries, subleases, licenses, uses or occupies (in each case whether as landlord, tenant, sublandlord, subtenant or by other occupancy arrangement), or has the right to use or occupy, now or in the future, any real property (the "Leading BioSciences Leased Real Property", and together with the Leading BioSciences Owned Real Property, collectively, the "Leading BioSciences Real Property"). Each of Leading BioSciences and the Leading BioSciences Subsidiaries has a valid and enforceable leasehold estate in all Leading BioSciences Leased Real Property free and clear of all liens, encumbrances and defects, and (ii) no default or breach by Leading BioSciences or the Leading BioSciences Subsidiaries, nor any event with respect to Leading BioSciences or the Leading BioSciences Subsidiaries that with notice or the passage of time would result in a default or breach, has occurred under any Leading BioSciences Lease, nor does Leading BioSciences or the Leading BioSciences Subsidiaries have knowledge of the existence of, any default, event or circumstance that, with notice or lapse of time, or both, would constitute a default by any other contracting parties under any such Leading BioSciences Leased Real Property.

(iii)            None of Leading BioSciences or the Leading BioSciences Subsidiaries has granted or entered into any sublease, license, option, right of first refusal or other contractual right or similar agreement to purchase, assign or dispose of the Leading BioSciences Real Property or to allow or grant to any third party the right to use or occupy the Leading BioSciences Real Property. None of Leading BioSciences or the Leading BioSciences Subsidiaries has received any written notice of assessments for public improvements against the Leading BioSciences Real Property or written notice or law, rule, regulation, order, judgment or decree by any governmental authority, insurance company or board of fire underwriters or other body exercising similar functions that relates to violations of building, safety or fire ordinances or regulations that would have, or would reasonably be expected to have, a Leading BioSciences Material Adverse Effect on the value of such Leading BioSciences Real Property or its use in connection with the business of the Leading BioSciences or the Leading BioSciences Subsidiaries.

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(u)   Intellectual Property Rights. Leading BioSciences and the Leading BioSciences Subsidiaries owns (free and clear of all liens, encumbrances and defects) or possesses a valid license or other lawful right to use all Intellectual Property Rights (as defined below) necessary, used or held for use, to conduct its business as presently conducted and as presently proposed to be conducted. Each of the registrations or applications for registration of Intellectual Property Rights (including issued patents and applications for patent) owned or licensed to Leading BioSciences and the Leading BioSciences Subsidiaries is listed on Schedule 3(u)(i), and each item of such Intellectual Property Rights is valid and enforceable. Each of the licenses (in-bound or out-bound) of Intellectual Property Rights or other contracts (including settlement agreements) with respect to the use, ownership or enforcement of Intellectual Property Rights to which any of Leading BioSciences and the Leading BioSciences Subsidiaries is a party is listed on Schedule 3(u)(ii), each such contract is valid and enforceable, and none of Leading BioSciences or the Leading BioSciences Subsidiaries and, to the knowledge of Leading BioSciences and the Leading BioSciences Subsidiaries, none of the counterparties to any such contract, is in default or breach thereunder or thereof. Except as set forth in Schedule 3(u)(iii), none Leading BioSciences and the Leading BioSciences Subsidiaries Intellectual Property Rights has expired or terminated, has been abandoned or canceled, or adjudged invalid or unenforceable or are scheduled or expected to expire or terminate or are scheduled or expected to be abandoned or canceled, or adjudged invalid or unenforceable, within three (3) months from the date of this Agreement. The conduct of the business of Leading BioSciences and the Leading BioSciences Subsidiaries does not infringe, misappropriate or otherwise violate or conflict with the Intellectual Property Rights of others, and in the past six (6) years, no claim, action or proceeding (including in the U.S. Patent and Trademark Office, or any corresponding non-U.S. authority, or before any other governmental authority) has been made or brought alleging the foregoing. There is no claim, action or proceeding that has been made or brought in the past six (6) years by or against, being threatened by or, to the knowledge of Leading BioSciences and the Leading BioSciences Subsidiaries, being threatened against, Leading BioSciences and the Leading BioSciences Subsidiaries regarding Intellectual Property Rights, including any challenging the validity, enforceability, ownership, enforcement, patentability or registrability of such Intellectual Property Rights. To the knowledge of Leading BioSciences and the Leading BioSciences Subsidiaries, no third party is infringing, misappropriating or otherwise conflicting with its Intellectual Property Rights. None of Leading BioSciences or the Leading BioSciences Subsidiaries are aware of any facts or circumstances which might give rise to any of the foregoing infringements, misappropriations or other conflicts, or claims, actions or proceedings. Each of Leading BioSciences and the Leading BioSciences Subsidiaries has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights and, to its knowledge, no unauthorized disclosure of any information comprising any Intellectual Property Rights has occurred. All present and former employees, consultants and independent contractors of each of Leading BioSciences and the Leading BioSciences Subsidiaries that have been involved in the development of any material Intellectual Property Rights have entered into written agreements under which such Persons (A) agree to protect the trade secrets, know-how and other confidential information of Leading BioSciences and the Leading BioSciences Subsidiaries, as applicable, and (B) assign to one of Leading BioSciences or the Leading BioSciences Subsidiaries, as applicable, all right, title and interest in and to all Intellectual Property Rights created by such Person in the course of his, her or its employment or other engagement by one of Leading BioSciences or the Leading BioSciences Subsidiaries. Except as set forth on Schedule 3(u)(iv), no United States federal or state agency or any other government or governmental agency, university, research institute or other similar organization has sponsored any research by Leading BioSciences and the Leading BioSciences Subsidiaries or been involved with or otherwise sponsored any development of any Intellectual Property Rights claimed by Leading BioSciences or the Leading BioSciences Subsidiaries. For purposes of this Agreement, "Intellectual Property Rights" means all intellectual property and proprietary rights, including all (i) trademarks, trade names, service marks, service names, domain names, and other designation of origin, together with all goodwill associated therewith, (ii) original works of authorship and copyrights, (iii) patents and patent applications, together with all divisionals, continuations, continuations-in-part, reissues and reexaminations thereof, including all rights to file applications for patent, (iv) trade secrets, know-how and other confidential information and (v) inventions, licenses, approvals and governmental authorizations.

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(v)   IT Systems; Data Privacy and Security. The information technology and computer systems, including the software, firmware, hardware, equipment, networks, data communication lines, interfaces, databases, storage media, websites, platforms and related systems owned, licensed or leased by Leading BioSciences and the Leading BioSciences Subsidiaries (collectively, "Leading BioSciences IT Systems") are sufficient for the conduct of each of the businesses of Leading BioSciences and the Leading BioSciences Subsidiaries, in all material respects, and to the knowledge of each of Leading BioSciences and the Leading BioSciences Subsidiaries, do not contain any "viruses", "worms", "time-bombs", "key-locks", or any other devices intentionally designed to disrupt or interfere with the operation of the Leading BioSciences IT Systems or equipment upon which the Leading BioSciences IT Systems operate, or the integrity of the data, information or signals Leading BioSciences IT Systems produce; and during the last two (2) years, there have been no material failures, breakdowns, continued substandard performance or other adverse events affecting any of Leading BioSciences IT Systems. Each of Leading BioSciences and the Leading BioSciences Subsidiaries has and maintains commercially reasonable business continuity and disaster recovery plans, procedures and facilities appropriate for its business and has taken commercially reasonable steps to safeguard the integrity and security of Leading BioSciences IT Systems, and to the knowledge of each of Leading BioSciences and the Leading BioSciences Subsidiaries, there has been no unauthorized access, or any intrusions or breaches, of the Leading BioSciences IT Systems during the last two (2) years. Each of Leading BioSciences and the Leading BioSciences Subsidiaries is, and during the last three (3) years has been, in compliance in all material respects with all Leading BioSciences Data Privacy and Security Laws applicable to it. Each of Leading BioSciences and the Leading BioSciences Subsidiaries has maintained and posted all requisite privacy notices pursuant to Leading BioSciences Data Privacy and Security Laws. Each of Leading BioSciences and the Leading BioSciences Subsidiaries has commercially reasonable security measures in place designed to protect all Personal Data under its control or in its possession from unauthorized use, access, modification or destruction. During the last three (3) years, none of Leading BioSciences nor the Leading BioSciences Subsidiaries has suffered any breach in security or other incident that has permitted any unauthorized access to the Personal Data under its control or possession. Each of Leading BioSciences and the Leading BioSciences Subsidiaries maintains, and has remained in compliance, in all material respects, with, a comprehensive written information security program that includes commercially reasonable administrative, physical and technical measures intended to protect the confidentiality, integrity, availability and security of Personal Data in is possession or under its control and Leading BioSciences IT Systems against any unauthorized control, use, access, interruption, modification or corruption and to ensure the continued, uninterrupted and error-free operation of Leading BioSciences IT Systems. There are no material claims, actions or proceedings against or affecting any of Leading BioSciences or the Leading BioSciences Subsidiaries pending or threatened in writing, relating to or arising under Leading BioSciences Data Privacy and Security Laws. None of Leading BioSciences nor the Leading BioSciences Subsidiaries has received any written notices from the Department of Justice, U.S. Department of Education, Federal Trade Commission, or the Attorney General of any state, or any equivalent foreign governmental authority, relating to possible violations of Leading BioSciences Data Privacy and Security Laws. For purposes of this Agreement, (i) "Leading BioSciences Data Privacy and Security Laws" shall mean (a) all applicable laws relating to the Processing of Personal Data or otherwise relating to privacy, data protection, data security, cyber security, breach notification or data localization, and (b) all published policies of Leading BioSciences and the Leading BioSciences Subsidiaries relating to the Processing of Personal Data or otherwise relating to privacy, data protection, data security, cyber security, breach notification or data localization; (ii) "Process" or "Processing" shall mean the collection, use, storage, processing, recording, distribution, transfer, import, export, protection, disposal or disclosure or other activity regarding or operations performed on data or information (whether electronically or in any other form or medium); and (iii) "Leading BioSciences Personal Data" shall mean any information that, alone or in combination with other information held by Leading BioSciences and the Leading BioSciences Subsidiaries, allows the identification of an individual, including name, street address, telephone number, e-mail address, photograph, social security number, driver's license number, passport number, customer or account number, biometrics, IP address, geolocation data or persistent device identifier, or any other information that is otherwise considered personal information, personal data, protected health information and is regulated by applicable Leading BioSciences Data Privacy and Security Laws.

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(w)        Environmental Laws. Leading BioSciences and the Leading BioSciences Subsidiaries (i) are in compliance with all Environmental Laws (as defined below), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) is in compliance, in all respects, with all terms and conditions of any such permit, license or approval where, in each of the foregoing causes (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Leading BioSciences Material Adverse Effect. Neither Leading BioSciences nor the Leading BioSciences Subsidiaries has received from any Person or governmental authority any written claim, demand, notice of violation, citation or notice of potential liability under any Environmental Law that remains pending or unresolved and, to the knowledge of each of Leading BioSciences and the Leading BioSciences Subsidiaries, no such claims, demands, citations or notices have been threatened in writing. Except as would not reasonably be expected, individually or in the aggregate, to have a material effect on the operations of the business or result in material liability of Leading BioSciences and the Leading BioSciences Subsidiaries, (i) there has been no Release (as hereinafter defined) of Hazardous Materials (as hereinafter defined) that could reasonably be expected to result in a claim or liability under any Environmental Law in, at, on or under or migrating from any real property currently or formerly owned, leased or operated by Leading BioSciences or the Leading BioSciences Subsidiaries or in, at, on or under any other property to which of Leading BioSciences or the Leading BioSciences Subsidiaries sent Hazardous Materials for treatment or disposal; (ii) neither Leading BioSciences nor the Leading BioSciences Subsidiaries is a party to any agreement or the subject of any law, rule, regulation, order, judgment or decree that requires Leading BioSciences or the Leading BioSciences Subsidiaries to conduct a remedial action with respect to Hazardous Materials or requires Leading BioSciences or the Leading BioSciences Subsidiaries to indemnify, defend or hold harmless any governmental authority or Person from or against any claim or liability under Environmental Laws; and (iii) to the knowledge of Leading BioSciences and the Leading BioSciences Subsidiaries, there are no underground storage tanks at any real property currently owned, leased or operated by Leading BioSciences or the Leading BioSciences Subsidiaries. Leading BioSciences and the Leading BioSciences Subsidiaries have made available to Buyers (i) true and correct copies of all permits, licenses and approvals maintained by Leading BioSciences or the Leading BioSciences Subsidiaries in compliance with Environmental Laws; and (ii) all material environmental reports, audits, site assessments and studies related to Leading BioSciences and the Leading BioSciences Subsidiaries, its operations and currently and formerly owned, leased and operated real property. The term "Environmental Laws" means all laws relating to pollution or protection of human health and safety, natural resources or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all laws, rules, orders, judgments, decrees, authorizations, codes, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, permits, plans or regulations issued, entered, promulgated or approved thereunder. The term "Release" means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, dispersal, migrating, injecting, escaping, leaching, dumping, or disposing on or into the indoor or outdoor environment.

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(x)               Subsidiary Rights. Leading BioSciences or one of the Leading BioSciences Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of the Leading BioSciences Subsidiaries as owned by Leading BioSciences or such Leading BioSciences Subsidiary.

(y)               Tax Status. Leading BioSciences and each of the Leading BioSciences Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of Leading BioSciences know of no basis for any such claim.

(z)   Internal Accounting. Leading BioSciences and each of the Leading BioSciences Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and applicable law, and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. Except as set forth in Schedule 3(z), during the twelve months prior to the date hereof neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries has received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of Leading BioSciences or any of the Leading BioSciences Subsidiaries.

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(aa)           Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between Leading BioSciences and an unconsolidated or other off balance sheet entity that would be reasonably likely to have a Leading BioSciences Material Adverse Effect.

(bb)           Investment Company Status. Neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries is, and upon consummation of the sale of the Securities, and for so long as any Buyer holds any Securities, will not be, an "investment company," an affiliate of an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

(cc)               Acknowledgement Regarding Buyers' Trading Activity. Leading BioSciences acknowledges and agrees that, except as set forth in the Leak-Out Agreements, (i) none of the Buyers has been asked to agree, nor has any Buyer agreed, to desist from purchasing or selling, long and/or short, securities of Leading BioSciences or Seneca, or "derivative" securities based on securities issued by Leading BioSciences or Seneca or to hold the Securities for any specified term; (ii) any Buyer, and counter-parties in "derivative" transactions to which any such Buyer is a party, directly or indirectly, presently may have a "short" position in the Leading BioSciences Common Stock, Leading BioSciences Preferred Stock or Seneca Common Stock and (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. Leading BioSciences further understands and acknowledges that (a) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders' equity interest in Leading BioSciences and/or Seneca, both at and after the time the hedging and/or trading activities are being conducted. Leading BioSciences acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Warrants or any of the documents executed in connection herewith.

(dd)           Manipulation of Price. Leading BioSciences has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of Leading BioSciences or Seneca to facilitate the sale or resale of any of the Securities, (ii) other than the Financial Advisor, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Financial Advisor, paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of Leading BioSciences or Seneca.

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(ee)            FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (the "FDA") under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder ("FDCA") that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by Leading BioSciences or any of its Leading BioSciences Subsidiaries (each such product, a "Pharmaceutical Product"), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by Leading BioSciences in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Leading BioSciences Material Adverse Effect. There is no pending, completed or, to Leading BioSciences' knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against Leading BioSciences or any of its Leading BioSciences Subsidiaries, and none of Leading BioSciences or any of its Leading BioSciences Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by Leading BioSciences or any of its Leading BioSciences Subsidiaries, (iv) enjoins production at any facility of Leading BioSciences or any of its Leading BioSciences Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with Leading BioSciences or any of its Leading BioSciences Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by Leading BioSciences or any of its Leading BioSciences Subsidiaries, and which, either individually or in the aggregate, would have a Leading BioSciences Material Adverse Effect. The properties, business and operations of Leading BioSciences have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  Except as set forth on Schedule 3(ee), Leading BioSciences has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by Leading BioSciences nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by Leading BioSciences.

(ff)  U.S. Real Property Holding Corporation.  Neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of Code, and Leading BioSciences and each Leading BioSciences Subsidiary shall so certify upon any Buyer's request.

(gg)           Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by Leading BioSciences, and all laws imposing such taxes will be or will have been complied with.

(hh)           Bank Holding Company Act. Neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA") and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries or their affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

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(ii)  Shell Company Status. Leading BioSciences is not, and has never been, an issuer identified in, or subject to, Rule 144(i)(1) of the 1933 Act.

(jj)  Compliance with Anti-Money Laundering Laws. The operations of Leading BioSciences and the Leading BioSciences Subsidiaries and their affiliates are and has been conducted at all times in compliance with all applicable U.S. and non-U.S. Laws, rules and regulations relating to terrorism or money laundering, including, without limitation, the Currency and Foreign Transactions Reporting Act of 1970, as amended, the U.S. Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, and the U. S. Money Laundering Control Act of 1986 (18 U.S.C. §§1956 and 1957), as amended, and any applicable law prohibiting or directed against the financing or support of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B), and the rules and regulations promulgated thereunder, and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or self-regulatory body (collectively, the "Anti-Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Leading BioSciences or the Leading BioSciences Subsidiaries or any of their affiliates with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of Leading BioSciences, the Leading BioSciences Subsidiaries or any of their affiliates, threatened.

(kk)           No Conflicts with Sanctions Laws. Neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries, nor any owner or stockholder, director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of Leading BioSciences, the Leading BioSciences Subsidiaries or their affiliates is, or is directly or indirectly, individually or in the aggregate, owned or controlled by any Person that is currently the subject or the target of any sanctions administered or enforced by the U.S. government including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury ("OFAC") or the U.S. Departments of State or Commerce and including, without limitation, the designation as a "Specially Designated National" or on the "Sectoral Sanctions Identifications List" (collectively, "Blocked Persons"), the United Nations Security Council, the European Union, Her Majesty's Treasury of the United Kingdom or any other relevant sanctions authority (collectively, "Sanctions Laws"), or any Person with whom or with which a U.S. Person is prohibited from dealing under any of the Sanctions Laws; Neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries, nor any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of Leading BioSciences, the Leading BioSciences Subsidiaries or their affiliates, is located, organized, resident or doing business in a country or territory that is the subject or target of a comprehensive embargo or Sanctions Laws prohibiting dealings with the country or territory, which as of the date hereof, include, without limitation, Crimea, Cuba, Iran, North Korea, and Syria (each, a "Sanctioned Country"); Leading BioSciences and the Leading BioSciences Subsidiaries are in compliance with all Sanctions Laws; Leading BioSciences and the Leading BioSciences Subsidiaries maintain in effect and enforces policies and procedures designed to ensure compliance by Leading BioSciences and the Leading BioSciences Subsidiaries with applicable Sanctions Laws; none of Leading BioSciences nor the Leading BioSciences Subsidiaries, nor any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of Leading BioSciences, the Leading BioSciences Subsidiaries or their affiliates, acting in any capacity in connection with the operations of Leading BioSciences, the Leading BioSciences Subsidiaries or their affiliates, conducts any business with or for the benefit of any Blocked Person or engages in making or receiving any contribution of funds, goods or services to, from or for the benefit of any Blocked Person, or deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to any applicable Sanctions Laws; no action of Leading BioSciences, the Leading BioSciences Subsidiaries or their affiliates in connection with (i) the execution, delivery and performance of this Agreement and the other Leading BioSciences Transaction Documents, (ii) the issuance and sale of the Securities, or (iii) the direct or indirect use of proceeds from the Securities or the consummation of any other transaction contemplated hereby or by the other Leading BioSciences Transaction Documents or the fulfillment of the terms hereof or thereof, will result in the proceeds of the transactions contemplated hereby and by the other Leading BioSciences Transaction Documents being used, or loaned, contributed or otherwise made available, directly or indirectly, to any Leading BioSciences Subsidiary, joint venture partner or other Person, for the purpose of (i) unlawfully funding or facilitating any activities of or business with any Person that, at the time of such funding or facilitation, is the subject or target of Sanctions Laws, (ii) unlawfully funding or facilitating any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions Laws. For the past five (5) years, each of Leading BioSciences, the Leading BioSciences Subsidiaries and their affiliates has not knowingly engaged in and is not now knowingly engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions Laws or with any Sanctioned Country.

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(ll)  Anti-Bribery. None of Leading BioSciences, the Leading BioSciences Subsidiaries or their affiliates nor anyone acting on their behalf have made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law. None of Leading BioSciences, the Leading BioSciences Subsidiaries or their affiliates, nor any owner or stockholder, director, officer, agent, employee or other Person associated with or acting on behalf of Leading BioSciences, the Leading BioSciences Subsidiaries or their affiliates, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, to any employee or agent of a private entity with which any of Leading BioSciences, the Leading BioSciences Subsidiaries or their affiliates does or seeks to do business or to foreign or domestic political parties or campaigns, (iii) violated or is in violation of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the "FCPA"), the U.K. Bribery Act 2010, or any other similar law of any other jurisdiction in which any of Leading BioSciences, the Leading BioSciences or their affiliates operates its business, including, in each case, the rules and regulations thereunder (collectively, the "Anti-Bribery Laws"), (iv) taken, is currently taking or will take any action in furtherance of an offer, payment, gift or anything else of value, directly or indirectly, to any Person while knowing that all or some portion of the money or value will be offered, given or promised to anyone to improperly influence official action, to obtain or retain business or otherwise to secure any improper advantage or (v) otherwise made any offer, bribe, rebate, payoff, influence payment, unlawful kickback or other unlawful payment; Each of Leading BioSciences, the Leading BioSciences Subsidiaries and their affiliates has instituted and has maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve compliance with the Anti-Bribery Laws and with this representation and warranty; none of Leading BioSciences, the Leading BioSciences Subsidiaries or their affiliates will directly or indirectly use the proceeds of the convertible securities or lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or other Person for the purpose of financing or facilitating any activity that would violate the Anti-Bribery Laws; there are, and have been, no allegations, investigations or inquiries with regard to a potential violation of any Anti-Bribery Laws by Leading BioSciences, the Leading BioSciences Subsidiaries or their affiliates, or any of their respective current or former directors, officers, employees, owners, stockholders, representatives, agents or other Persons acting or purporting to act on their behalf.

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(mm)      No Additional Agreements. Neither Leading BioSciences nor any of the Leading BioSciences Subsidiaries have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Leading BioSciences Transaction Documents other than as specified in the Leading BioSciences Transaction Documents.

(nn)           Disclosure. Except for discussions specifically regarding the offer and sale of the Securities, Leading BioSciences confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning Leading BioSciences, any of the Leading BioSciences Subsidiaries, Seneca or any of the Seneca Subsidiaries (as defined below), other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. Leading BioSciences understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of Leading BioSciences and Seneca. All disclosure provided to the Buyers regarding Leading BioSciences or any of the Leading BioSciences Subsidiaries, their business and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of Leading BioSciences is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of Leading BioSciences to you pursuant to or in connection with this Agreement and the other Leading BioSciences Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading. Each press release issued by Leading BioSciences or any of the Leading BioSciences Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to Leading BioSciences or any of the Leading BioSciences Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by Leading BioSciences but which has not been so publicly disclosed. Leading BioSciences acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

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(oo)           Stock Option Plans. Each stock option granted by Leading BioSciences was granted (i) in accordance with the terms of the applicable Leading BioSciences stock plan and (ii) with an exercise price at least equal to the fair market value of the Leading BioSciences Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No option granted under Leading BioSciences' stock option plan has been backdated. Leading BioSciences has not knowingly granted, and there is no and has been no Leading BioSciences policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding Leading BioSciences or the Leading BioSciences Subsidiaries or their financial results or prospects.

(pp)           No Disagreements with Accountants and Lawyers. There are no material disagreements of any kind presently existing, or reasonably anticipated by Leading BioSciences to arise, between Leading BioSciences and the accountants and lawyers formerly or presently employed by Leading BioSciences and Leading BioSciences is current with respect to any fees owed to its accountants and lawyers which could affect Leading BioSciences' ability to perform any of its obligations under any of the Leading BioSciences Transaction Documents.

(qq)           No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) of Regulation D ("Regulation D Securities"), none of Leading BioSciences, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of Leading BioSciences participating in the offering hereunder, any beneficial owner of 20% or more of Leading BioSciences' outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with Leading BioSciences in any capacity at the time of sale (each, an "Leading BioSciences Covered Person" and, together, "Leading BioSciences Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Leading BioSciences has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. Leading BioSciences has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(rr)              Other Covered Persons. Leading BioSciences is not aware of any Person (other than the Financial Advisor) that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Regulation D Securities.

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(ss)             Notice of Disqualification Events. Leading BioSciences will notify the Buyers and the Financial Advisor in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Leading BioSciences Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Leading BioSciences Covered Person.

(tt)           Dilutive Effect. Leading BioSciences understands and acknowledges that the number of Additional Preferred Shares issuable pursuant to Section 1(c)(ii) and the number of Warrant Shares issuable pursuant to the terms of the Warrants will increase in certain circumstances. Leading BioSciences further acknowledges that its obligation to issue Additional Preferred Shares pursuant to this Agreement and the obligation of Seneca to issue Warrant Shares pursuant to the terms of the Warrants in accordance with this Agreement and with the Warrants are absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of Leading BioSciences or Seneca.

(uu)        Merger Agreement Terms. The Merger Agreement conforms in all material respects to the Draft Merger Agreement, and there are no terms in the Merger Agreement that is, or will be, less favorable to the Buyers than those terms set forth in the Draft Merger Agreement.

(vv)        COVID-19. Since December 31, 2019, there has not occurred, directly or indirectly as a result of, with respect to or in connection with SARS-CoV-2 or COVID-19, and any evolutions thereof or related or associated epidemics, pandemic or disease outbreaks, any material disruption in, or material negative impact on, Leading BioSciences or any of the Leading BioSciences Subsidiaries' business or business operations, whether in the near, medium or long term or of short, medium or long duration, including as a result of, with respect to or in connection with: (a) any temporary or permanent whole or partial loss of customer(s), supplier(s), service provider(s), systems or technology provider(s), or infrastructure; (b) any temporary or permanent whole or partial loss of access to, or the services of, facilities (including offices or co-location facilities), employees, independent contractors or consultants, technology or networks, utilities, services and repair or other resources; (c) any excessive or unusual costs, expenses, fees, rates, royalties or charges of any nature, including with respect to compensation of employees, independent contractors or consultants or costs of employee benefits or insurance (including health insurance and business interruption or similar insurance); (d) any delay in the payment or performance of obligations by third Persons, regardless of whether caused or allegedly caused by force majeure or a similar concept or otherwise; (e) any cause similar to any of the forgoing; or (f) any combination of the forgoing.

4.      REPRESENTATIONS AND WARRANTIES OF SENECA.

Seneca represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a)   Merger Agreement Representations. Except as set forth on Schedule 4(a), Seneca hereby makes the representations and warranties to the Buyers that are set forth in Section 4 of that certain Agreement and Plan of Merger by and among Seneca, Townsgate Acquisition Sub 1, Inc., a Delaware corporation and wholly owned subsidiary of Seneca, and Leading BioSciences, dated as of December 16, 2020 (the "Merger Agreement"), mutatis mutandis.

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(b)   Authorization; Enforcement; Validity. Seneca has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants, the Registration Rights Agreement, the Securities Escrow Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 6(b)), the Lock-Up Agreements, the Leak-Out Agreements and each of the other agreements entered into by Seneca in connection with the transactions contemplated by this Agreement (collectively, the "Seneca Transaction Documents" and, together with the Leading BioSciences Transaction Documents, the "Transaction Documents") and to issue the Warrants and the Warrant Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Seneca Transaction Documents by Seneca and the consummation by Seneca of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise of the Warrants have been duly authorized by Seneca's Board of Directors and (other than the filing with the SEC of one or more Registration Statements (as defined in the Registration Rights Agreement) in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by Seneca, its Board of Directors or its stockholders (other than, as of the date hereof, stockholder consent related to items in the Form S-4). This Agreement and the other Seneca Transaction Documents have been duly executed and delivered by Seneca, and constitute the legal, valid and binding obligations of Seneca, enforceable against Seneca in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(c)   Issuance of Securities. The issuance of the Warrants are duly authorized and, upon issuance in accordance with the terms of the Seneca Transaction Documents, the Warrants shall be validly issued and free from all preemptive or similar rights (except for those which have been validly waived prior to the date hereof), taxes, liens and charges and other encumbrances with respect to the issue thereof. As of the Closing Date, a number of shares of Seneca Common Stock shall have been duly authorized and reserved for issuance which equals (i) until the Final Reset Date, the number of Warrant Shares issued and issuable pursuant to the Warrants assuming that the Maximum Eligibility Number (as defined in the Warrants) equals 400% of the Exchanged Shares issued in exchange for the Initial Preferred Shares issued to the Buyers on the Closing Date, without giving effect to any limitation on exercise set forth in the Warrants and (ii) from and after the Final Reset Date, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the exercise in full of all of the Warrants and Exchange Warrants then outstanding without regard to any limitation on exercise set forth therein, (the foregoing clauses (i) and (ii), as applicable, the "Required Reserve Amount") (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof). Upon exercise of the Warrants in accordance with the Warrants, the Warrant Shares when issued will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Seneca Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by Seneca of the Warrants and the Warrant Shares is exempt from registration under the 1933 Act.

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(d)   No Conflicts. Except as disclosed in Schedule 4(d), the execution, delivery and performance of the Seneca Transaction Documents by Seneca and the consummation by Seneca of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrants and reservation for issuance and issuance of the Warrant Shares) will not (i) result in a violation of the Seneca certificate of incorporation, as amended and as in effect on the date hereof (the "Seneca Certificate of Incorporation"), and the Seneca bylaws, as amended and as in effect on the date hereof (the "Seneca Bylaws") or other organizational documents of Seneca or any of the Seneca Subsidiaries, any capital stock of Seneca or any of the Seneca Subsidiaries or the articles of association or bylaws of Seneca or any of the Seneca Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Seneca or any of the Seneca Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market and including all applicable foreign, federal, state laws, rules and regulations) applicable to Seneca or any of the Seneca Subsidiaries or by which any property or asset of Seneca or any of the Seneca Subsidiaries is bound or affected; except, in the case of clauses (ii) and (iii) above, as would not have or reasonably be expected to result in a Seneca Material Adverse Effect. As used in this Agreement, (i) "Seneca Subsidiaries" means any entity in which Seneca, directly or indirectly, owns any of the capital stock or holds an equity or similar interest (the Seneca Subsidiaries, together with the Leading BioSciences Subsidiaries, the "Subsidiaries"); and (ii)  "Seneca Material Adverse Effect" means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of Seneca and the Seneca Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or on the other Seneca Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of Seneca to perform any of its obligations under any of the Seneca Transaction Documents (as defined below).

(e)   Consents. Other than from Leading BioSciences pursuant to the Merger Agreement and approval of the Principal Market to list additional shares on the Principal Market (in each case, as of the date hereof), Seneca is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Seneca Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which Seneca is required to obtain pursuant to the preceding sentence will have been obtained or effected on or prior to the Closing Date (or in the case of filings detailed above, will be made timely after the Closing Date), and Seneca is unaware of any facts or circumstances which might prevent Seneca from obtaining or effecting any of the registration, application or filings contemplated by the Seneca Transaction Documents. Except as disclosed in the reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act, Seneca is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably lead to delisting or suspension of the Seneca Common Stock in the foreseeable future. The issuance by Seneca of the Warrants and Warrant Shares shall not have the effect of delisting or suspending the Seneca Common Stock from the Principal Market.

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(f)    Acknowledgment Regarding Buyer's Purchase of Securities. Seneca acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Seneca Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of Seneca or any of the Seneca Subsidiaries, (ii) an "affiliate" of Seneca or any of the Seneca Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of Seneca, a "beneficial owner" of more than 10% of the Seneca Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). Seneca further acknowledges that no Buyer is acting as a financial advisor or fiduciary of Seneca or any of the Seneca Subsidiaries (or in any similar capacity) with respect to the Seneca Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Seneca Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. Seneca further represents to each Buyer that Seneca's decision to enter into the Seneca Transaction Documents has been based solely on the independent evaluation by Seneca and its representatives.

(g)   No General Solicitation. Neither Seneca, nor any of the Seneca Subsidiaries or their affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(h)   No Integrated Offering. None of Seneca, the Seneca Subsidiaries their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of Seneca for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of Seneca are listed or designated for quotation. None of Seneca, the Seneca Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

(i)     Application of Takeover Protections; Rights Agreement. Seneca and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Seneca Certificate of Incorporation and the Seneca bylaws, or other organizational documents or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, Seneca's issuance of the Securities and any Buyer's ownership of the Securities. Seneca and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Seneca Common Stock or a change in control of Seneca or any of the Seneca Subsidiaries.

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(j)     Investment Company Status. Neither Seneca nor any of the Seneca Subsidiaries is, and upon consummation of the sale of the Securities, and for so long as any Buyer holds any Securities, will not be, an "investment company," an affiliate of an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

(k)   Registration Rights. Other than each of the Buyers, no Person has any right to cause Seneca or any Seneca Subsidiary to effect the registration under the 1933 Act of any securities of Seneca or any Seneca Subsidiary.

(l)     Solvency. Based on the consolidated financial condition of Seneca as of the Closing Date, after giving effect to the receipt by Leading BioSciences of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of Seneca's assets exceeds the amount that will be required to be paid on or in respect of Seneca's existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) Seneca's assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by Seneca, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of Seneca, together with the proceeds Seneca would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. Seneca does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Seneca has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. As of the date hereof, there is no outstanding secured and unsecured Indebtedness of Seneca or any Seneca Subsidiary, or for which Seneca or any Seneca Subsidiary has commitments. For the purposes of this Section 4(l), "Indebtedness" means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade account payables and accrued expenses incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in Seneca's consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither Seneca nor any Seneca Subsidiary is in default with respect to any Indebtedness.

(m) Acknowledgment Regarding Buyer's Trading Activity. Seneca acknowledges and agrees that, except as set forth in the Leak-Out Agreements, (i) none of the Buyers has been asked to agree, nor has any Buyer agreed, to desist from purchasing or selling, long and/or short, securities of Seneca, or "derivative" securities based on securities issued by Seneca or to hold the Securities for any specified term; (ii) any Buyer, and counter-parties in "derivative" transactions to which any such Buyer is a party, directly or indirectly, presently may have a "short" position in the Seneca Common Stock and (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. Seneca further understands and acknowledges that (a) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders' equity interest in Seneca both at and after the time the hedging and/or trading activities are being conducted. Seneca acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Warrants or any of the documents executed in connection herewith.

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(n)   Manipulation of Price.  Seneca has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of Seneca to facilitate the sale or resale of any of the Securities, (ii) other than the Placement Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Placement Agent, paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of Seneca.

(o)   U.S. Real Property Holding Corporation. Neither Seneca nor any of the Seneca Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Code, and Seneca and each Seneca Subsidiary shall so certify upon any Buyer's request.

(p)   Eligibility for Registration. Seneca is eligible to register the Warrant Shares for resale by the Buyers using Form S-3 promulgated under the 1933 Act.

(q)               Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by Seneca, and all laws imposing such taxes will be or will have been complied with.

(r)    Shell Company Status. Seneca is not, and has never been, an issuer identified in, or subject to, Rule 144(i)(1) of the 1933 Act.

(s)    Disclosure. Except for discussions specifically regarding the offer and sale of the Securities, Seneca confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning Leading BioSciences, the Leading BioSciences Subsidiaries, Seneca or any of the Seneca Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Seneca Transaction Documents. Seneca understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of Seneca. All disclosure provided to the Buyers regarding Seneca and the Seneca Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of Seneca or any of the Seneca Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of Seneca or any of the Seneca Subsidiaries to you pursuant to or in connection with this Agreement and the other Seneca Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading.

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(t)     No Disqualification Events.  With respect to Regulation D Securities to be offered and sold hereunder, none of Seneca, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of Seneca participating in the offering hereunder, any beneficial owner of 20% or more of Seneca's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with Seneca in any capacity at the time of sale (each, an "Seneca Covered Person" and, together, "Seneca Covered Persons") is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Seneca has exercised reasonable care to determine whether any Seneca Covered Person is subject to a Disqualification Event. Seneca has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(u)   Other Covered Persons. Seneca is not aware of any Person (other than the Placement Agent) that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Regulation D Securities.

(v)   Notice of Disqualification Events. Seneca will notify the Buyers and the Placement Agent in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Seneca Covered Person and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Seneca Covered Person.

(w) Lock-Up Parties. The Persons identified on Schedule 4(w) set forth all Persons that will be subject to Section 16 of the 1934 Act immediately following the consummation of the Merger.

(x)   Merger Agreement Terms. The Merger Agreement conforms in all material respects to the Draft Merger Agreement, and there are no terms in the Merger Agreement that is, or will be, less favorable to the Buyers than those terms set forth in the Draft Merger Agreement.

5.      COVENANTS.

(a)      Commercially Reasonable Efforts. Each party shall use its commercially reasonable efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 7 and 8 of this Agreement.

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(b)      Form D and Blue Sky. Each of Leading BioSciences and Seneca agrees to file a Form D with respect to the Preferred Shares and Warrants, respectively, as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. Each of Leading BioSciences and Seneca shall, on or before the Closing Date, take such action as it shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing and the Warrant Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. Each of Leading BioSciences and Seneca shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date.

(c)       Reporting Status. Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all of the Warrant Shares and shares issuable upon exercise of the Exchange Warrants and none of the Warrants and Exchange Warrants are outstanding (the "Reporting Period"), Seneca shall use its commercially reasonable efforts to timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and Seneca shall not terminate its status as an issuer required to file reports under the 1934 Act unless the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and Seneca shall take all actions reasonably necessary to maintain its eligibility to register the Warrant Shares for resale by the Investors on Form S-3 or, if it is ineligible to use Form S-3, on Form S-1.

(d)   Exchange of Shares.

(i) Promptly following the issuance of the Preferred Shares on the Closing Date (x) the Preferred Shares shall be exchanged for shares of Seneca Common Stock (the "Exchange Shares") and (y) the Bridge Warrants will be exchanged for identical Seneca warrants to purchase shares of Seneca Common Stock (the "Exchange Warrants"), in each case, at the completion of the Merger on the terms described in the Merger Agreement, the most recent draft thereof as of the date of this Agreement provided to such Buyer for such Buyer’s review (the “Draft Merger Agreement”). Such Exchange Shares shall be delivered to each Buyer by crediting to such Buyer's or its designee's balance account within (i) with respect to the Exchange Shares being issued in exchange of the Initial Preferred Shares not subject to Section 1(c)(v), two (2) Trading Days following the Closing Date and (ii) with respect to the Exchange Shares being issued in exchange of any Preferred Shares (excluding such Initial Preferred Shares set forth in the immediately preceding clause (i)), on the applicable Exchange Shares Delivery Date. Promptly following the Merger (but, in any event, no later than one (1) Trading Day thereafter), the Exchange Warrants will be delivered to the Buyers. Notwithstanding anything to the contrary contained herein, in no event will any Exchange Shares, shares of Seneca Common Stock issuable upon exercise of Exchange Warrants or Exchange Warrants be delivered with any restrictive legends or any restrictions or limitations on resale by the Buyers, except to the extent any Buyer is then an affiliate of Seneca. If Seneca and/or the Transfer Agent requires any legal opinions with respect to the delivery of any Exchange Shares, Exchange Warrants or shares of Seneca Common Stock issuable upon exercise of Exchange Warrants without restrictive legends or the removal of any such restrictive legends, Seneca agrees to cause at its expense its legal counsel to issue any such legal opinions.

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(ii) So long as such Buyer has paid its Purchase Price hereunder and has complied with the requirements set forth in Section 2.7 of the Merger Agreement, as applicable, if, following the completion of the Merger, Seneca shall fail for any reason or for no reason to credit such Buyer's or its designee's balance account with DTC within two (2) Trading Days following the Closing Date (the "Merger Delivery Date") the applicable Exchange Shares with respect to the Initial Preferred Shares to which such Buyer is entitled hereunder (a "Merger Delivery Failure"), then, in addition to all other remedies available to such Buyer, Seneca shall pay in cash to such Buyer on each day after such Merger Delivery Date that Seneca shall fail to credit such Buyer's or its designee's balance account with DTC for the number of shares of Seneca Common Stock to which such Buyer is entitled pursuant to the exchange of the Initial Preferred Shares for Seneca Common Stock pursuant to the Merger, an amount equal to 2.0% of the product of (A) the number of Exchange Shares with respect to the Initial Preferred Shares not delivered to such Buyer on or prior to the Merger Delivery Date and to which the Buyer is entitled, and (B) any trading price of the Seneca Common Stock selected by the Buyer in writing as in effect at any time during the period beginning on the Merger Delivery Date and ending on the date Seneca makes the applicable cash payment, and if on or after such Trading Day such Buyer (or any Person in respect of, or on behalf, of such Buyer) purchases (in an open market transaction or otherwise) shares of Seneca Common Stock related to the applicable Merger Delivery Failure, then, in addition to all other remedies available to such Buyer, Seneca shall, within two (2) Trading Days after such Buyer's request and in such Buyer's discretion, either (i) pay cash to such Buyer in an amount equal to such Buyer's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Seneca Common Stock so purchased (the "Merger Buy-In Price"), at which point Seneca's obligation to credit such Buyer's or its designee's balance account with DTC for such shares of Seneca Common Stock shall terminate, or (ii) promptly honor its obligation to credit such Buyer's or its designee's balance account with DTC and pay cash to such Buyer in an amount equal to the excess (if any) of the Merger Buy-In Price over the product of (A) such number of shares of Seneca Common Stock, multiplied by (B) any trading price of the Seneca Common Stock selected by such Buyer in writing as in effect at any time during the period beginning on the Merger Delivery Date and ending on the date of such delivery and payment under this Section 5(d)(ii). Nothing shall limit any Buyer's right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to Seneca's failure to timely electronically deliver shares of Seneca Common Stock as required pursuant to the terms hereof.

(e)   Use of Proceeds. Leading BioSciences shall use the proceeds from the sale of the Securities for working capital and general corporate purposes, which shall not include the payment of any outstanding Indebtedness, other than the Notes issued pursuant to the Bridge Securities Purchase Agreement.

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(f)    Financial Information. Seneca agrees to send the following to each Investor (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, any Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K (or any analogous reports under the 1934 Act) and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) unless the following have been widely disseminated by wire service or in one or more newspapers of general circulation, on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by Seneca, and (iii) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, copies of any notices and other information made available or given to the stockholders of Seneca generally, contemporaneously with the making available or giving thereof to the stockholders.

(g)   Listing. During the Reporting Period, Seneca shall promptly secure the listing of all of the Exchange Shares and Registrable Securities on the Principal Market and shall use its reasonable best efforts to maintain such listing of all Exchange Shares and Registrable Securities from time to time issuable under the terms of the Transaction Documents. Seneca shall maintain the authorization for quotation of the Seneca Common Stock on the Principal Market or any other Eligible Market (as defined in the Warrants). During the Reporting Period, neither Seneca nor any of the Seneca Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Seneca Common Stock on the Principal Market. Seneca shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(g).

(h)   Fees. Leading BioSciences shall, upon the request of the Lead Investor (a Buyer) or its designee(s), deposit with counsel for the Lead Investor up to $50,000 (in addition to any other amounts paid to any Buyer or its counsel prior to the date of this Agreement) for all costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith). At the Closing, Leading BioSciences shall reimburse the Lead Investor (a Buyer) or its designee(s) for all costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith), which amount may be withheld by such Buyer from its Purchase Price to the extent not previously deposited by Leading BioSciences; provided, however, in no event will the amount of costs, fees and expenses of the Lead Investor to be reimbursed by Leading BioSciences in connection with this Agreement and the Closing exceed $125,000 (including any amounts paid to the Lead Investor or its counsel prior to the Closing in connection with this Agreement) without the prior approval from Leading BioSciences. Leading BioSciences shall be responsible for the payment of any Financial Advisor's fees, financial advisory fees, or broker's commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Financial Advisor and the Escrow Agent. Leading BioSciences shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

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(i)                Pledge of Securities. Each of Leading BioSciences and Seneca acknowledges and agrees that the Securities (excluding Securities held in escrow pursuant to the Securities Escrow Agreement) may be pledged by an Investor, at the Investor's sole cost and expense, in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide Seneca with any notice thereof or otherwise make any delivery to Seneca pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. Seneca hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor, at the Investor's sole cost and expense.

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(j)     Disclosure of Transactions and Other Material Information. On or before the Disclosure Time (as defined below), Seneca shall file a Current Report on Form 8-K or Form S-4 describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules and exhibits to this Agreement), the form of the Warrant, the Registration Rights Agreement, the Securities Escrow Agreement, the Form of Lock-Up Agreement and the form of Leak-Out Agreement as exhibits to such filing (including all attachments), the "8-K Filing"). From and after the first filing of the Form S-4 (the "Initial Form S-4"), no Buyer shall be in possession of any material, non-public information received from Leading BioSciences, Seneca, any of their respective Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the Initial Form S-4. In addition, from and after the filing of the Initial Form S-4, each of Leading BioSciences and Seneca acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between Leading BioSciences, Seneca, any of their respective Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate and be of no further force or effect. Each of Leading BioSciences and Seneca shall not, and shall cause each of their respective Subsidiaries and its and each of their respective officers, directors, employees, affiliates and agents, not to, provide any Buyer with any material, non-public information regarding Leading BioSciences, Seneca or any of their respective Subsidiaries from and after the filing of the Initial Form S-4 without the express prior written consent of such Buyer. If, after the filing of the Initial Form S-4, a Buyer has, or reasonably believes it has, received any such material, non-public information regarding Leading BioSciences, Seneca or any of their respective Subsidiaries from Leading BioSciences, Seneca, any of their respective Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, it may provide Seneca with written notice thereof. Following the filing of the Initial Form S-4, Seneca shall, within two (2) Trading Days of receipt of such notice, make public disclosure of such material, non-public information. In the event of a breach of the foregoing covenant by Leading BioSciences, Seneca, any of their respective Subsidiaries, or any of their respective officers, directors, employees, affiliates and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by Leading BioSciences, Seneca, their respective Subsidiaries, or any of their respective officers, directors, employees, affiliates or agents. No Buyer shall have any liability to Leading BioSciences, Seneca, their respective Subsidiaries, or any of its or their respective officers, directors, employees, affiliates or agents for any such disclosure. To the extent that Leading BioSciences or Seneca delivers any material, non-public information to a Buyer without such Buyer's consent, each of Leading BioSciences and Seneca hereby covenants and agrees that such Buyer shall not have any duty of confidentiality to Leading BioSciences, Seneca, any of their respective Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to Leading BioSciences, Seneca, any of their respective Subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, non-public information. Subject to the foregoing, none of Leading BioSciences, Seneca, their respective Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that each of Leading BioSciences and Seneca shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith, (ii) in the Form S-4, and (iii) as is required by applicable law and regulations (provided, that in the case of clause (i) the Lead Investor shall be consulted by Leading BioSciences or Seneca in connection with any such 8-K Filing or other public disclosure prior to its release). Except for the Form S-4 and the Registration Statement required to be filed pursuant to the Registration Rights Agreement, without the prior written consent of any applicable Buyer, none of Leading BioSciences, Seneca or any of their respective Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise. Following the filing of the initial Form S-4, upon receipt or delivery by Seneca of any notice in accordance with the terms of this Agreement or any other Transaction Document, unless Seneca has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to Seneca or the Seneca Subsidiaries, Seneca shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that Seneca believes that a notice contains material, nonpublic information relating to Seneca or the Seneca Subsidiaries, Seneca so shall indicate to the Buyers contemporaneously with delivery of such notice, and in the absence of any such indication, the Buyers shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to Seneca or the Seneca Subsidiaries. As used herein, "Disclosure Time" means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, 9:01 a.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise instructed in writing as to an earlier time by the Lead Investor, or (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise instructed in writing as to an earlier time by the Lead Investor.

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(k)              Corporate Existence. So long as any Buyer beneficially owns any Securities, Seneca shall maintain its corporate existence and shall not be party to any Fundamental Transaction (as defined in the Warrants) unless Seneca is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants.

(l)                Reservation of Shares. From and after the Closing of the Merger and while any Warrants remain outstanding, Seneca shall take all action necessary to have authorized, and reserved for the purpose of issuance, no less than the number of shares of Seneca Common Stock equal to the Required Reserve Amount. If at any time the number of shares of Seneca Common Stock authorized and reserved for issuance is not sufficient to meet the requirements set forth in this Section 5(l), Seneca will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet Seneca's obligations under this Section 5(l), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of Seneca in favor of an increase in the authorized shares of Seneca Common Stock to ensure that the number of authorized shares is sufficient to meet the requirements set forth in this Section 5(l).

(m)        Conduct of Business. The business of Leading BioSciences, Seneca and their respective Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, including, without limitation, FCPA and other applicable Anti-Bribery Laws, OFAC regulations and other applicable Sanctions Laws, and Anti-Money Laundering Laws.

(i)                 None of Leading BioSciences, Seneca, nor any of their Subsidiaries or affiliates, directors, officers, employees, representatives or agents shall:

(a)       conduct any business or engage in any transaction or dealing with or for the benefit of any Blocked Person, including the making or receiving of any contribution of funds, goods or services to, from or for the benefit of any Blocked Person;

(b)       deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to the applicable Sanctions Laws;

(c)       use any of the proceeds of the transactions contemplated by this Agreement to finance, promote or otherwise support in any manner any illegal activity, including, without limitation, any Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws; or

(d)       violate, attempt to violate, or engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, any of the Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws.

(ii)              Each of Leading BioSciences and Seneca shall maintain in effect and enforce policies and procedures designed to ensure compliance by it and its Subsidiaries and their directors, officers, employees, agents representatives and affiliates with the Sanctions Laws and Anti-Bribery Laws.

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(iii)            During the Reporting Period, each of Leading BioSciences and Seneca will promptly notify the Buyers in writing if any of it, or any of its Subsidiaries or affiliates, directors, officers, employees, representatives or agents, shall become a Blocked Person, or become directly or indirectly owned or controlled by a Blocked Person.

(iv)             During the Reporting Period, each of Leading BioSciences and Seneca shall provide such information and documentation as the Buyers or any of their affiliates may require to satisfy compliance with the Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws.

(v)               The covenants set forth above shall be ongoing during the Reporting Period. During the Reporting Period, each of Leading BioSciences and Seneca shall promptly notify the Buyers in writing should it become aware (a) of any changes to these covenants, or (b) if it cannot comply with the covenants set forth herein. During the Reporting Period, each of Leading BioSciences and Seneca shall also promptly notify the Buyers in writing should they become aware of an investigation, litigation or regulatory action relating to an alleged or potential violation of the Anti-Money Laundering Laws, Sanctions Laws, and Anti-Bribery Laws.

(n)   Additional Issuances of Securities.

(i)                 For purposes of this Agreement, the following definitions shall apply.

(1)   "Convertible Securities" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Leading BioSciences Common Stock, Leading BioSciences Preferred Stock or Seneca Common Stock.

(2)   "Options" means any rights, warrants or options to subscribe for or purchase Leading BioSciences Common Stock, Leading BioSciences Preferred Stock, Seneca Common Stock or Convertible Securities, including without limitation, any Warrants.

(3)   "Common Stock Equivalents" means, collectively, Options and Convertible Securities.

(ii)              From the date hereof until the date that is one hundred eighty (180) calendar days after the earliest of (x) such time as all of the Registrable Securities may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), (y) the six (6) month anniversary of the Closing Date, and (z) the date that the Initial Registration Statement (as defined in the Registration Rights Agreement) has been declared effective by the SEC; provided, that this clause (z) shall only apply if there are no Cutback Shares (as defined in the Registration Rights Agreement) arising from the Initial Registration Statement (such earliest date, the "Trigger Date"), Seneca shall not, directly or indirectly, file any registration statement or any amendment or supplement thereto other than (A) the Form S-4 and (B) registration statements after the effective date of the Merger with respect to the issuance or resale of any Excluded Securities (as defined in the Warrants) ((A) and (B), including any amendments or supplements thereto provided that the registration statements referenced in clauses (A) and (B) shall not register pursuant to any amendment or supplement thereto a greater number of shares of Seneca Common Stock as being contemplated on the date hereof (as such number of shares of Seneca Common Stock may be adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the date hereof), collectively, "Exempt Registration Statements"), or cause any registration statement other than the Exempt Registration Statements to be declared effective by the SEC, or grant any registration rights to any Person that can be exercised prior to such time as set forth above, other than pursuant to the Registration Rights Agreement. From the date hereof until the Trigger Date, except for Excluded Securities, neither Leading BioSciences nor Seneca shall, (1) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries' debt, equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Leading BioSciences Common Stock, Leading BioSciences Preferred Stock, Seneca Common Stock or Common Stock Equivalents, including, without limitation, any rights, warrants or options to subscribe for or purchase Leading BioSciences Common Stock, Leading BioSciences Preferred Stock or Seneca Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Leading BioSciences Common Stock, Leading BioSciences Preferred Stock or Seneca Common Stock at a price which varies or may vary with the market price of the Leading BioSciences Common Stock, Leading BioSciences Preferred Stock or Seneca Common Stock, including by way of one or more reset(s) to any fixed price (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Placement"), (2) enter into, or effect a transaction under, any agreement, including, but not limited to, an equity line of credit or "at-the-market" offering, whereby Leading BioSciences or Seneca may issue securities at a future determined price or (3) be party to any solicitations, negotiations or discussions with regard to the foregoing.

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(iii)   From the date hereof until the date that is eighteen (18) months following the Closing Date, Seneca will not, directly or indirectly, effect any Subsequent Placement unless Seneca shall have first complied with this Section 5(n)(iii).

(1)   Seneca shall deliver to each Buyer an irrevocable written notice (the "Offer Notice") of any proposed or intended issuance or sale or exchange (the "Offer") of the securities being offered (the "Offered Securities") in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers at least fifty percent (50%) of the Offered Securities, allocated among such Buyers (a) based on such Buyer's pro rata portion of the number of Initial Preferred Shares purchased hereunder (the "Basic Amount") and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the "Undersubscription Amount"), which process shall be repeated until the Buyers shall have an opportunity to subscribe for any remaining Undersubscription Amount.

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(2)   To accept an Offer, in whole or in part, such Buyer must deliver a written notice to Seneca prior to the end of the tenth (10th) Business Day after such Buyer's receipt of the Offer Notice (the "Offer Period"), setting forth the portion of such Buyer's Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by Seneca to the extent it deems reasonably necessary. Notwithstanding anything to the contrary contained herein, if Seneca desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, Seneca may deliver to the Buyers a new Offer Notice and the Offer Period shall expire on the tenth (10th) Business Day after such Buyer's receipt of such new Offer Notice. If a Buyer does not timely notify Seneca of its willingness to participate in the Subsequent Placement or otherwise fails to respond to the Offer Notice during the Offer Period, Seneca may effect such Subsequent Placement without the participation of such on the terms set forth in the Offer Notice.

(3)   Seneca shall have five (5) Business Days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the "Refused Securities") pursuant to a definitive agreement (the "Subsequent Placement Agreement"), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to Seneca than those set forth in the Offer Notice and to publicly announce (a) the execution of such Subsequent Placement Agreement and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(4)   In the event Seneca shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 5(n)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 5(n)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities Seneca actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 5(n)(iii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, Seneca may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 5(n)(iii)(1) above.

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(5)   Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyers shall acquire from Seneca, and Seneca shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 5(n)(iii)(4) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. Notwithstanding anything to the contrary contained in this Agreement, if Seneca does not consummate the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, within fifteen (15) Business Days of the expiration of the Offer Period, Seneca shall issue to the Buyers, the number or amount of Offered Securities specified in the Notice of Acceptance, as reduced pursuant to Section 5(n)(iii)(4) above if the Buyers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by Seneca and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

(6)               Any Offered Securities not acquired by the Buyers or other Persons in accordance with Section 5(n)(iii)(3) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Section 5(n)(iii).

(7)   Seneca and the Buyers agree that if any Buyer elects to participate in the Offer, (x) neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto shall include any term or provisions whereby any Buyer shall be required to agree to any restrictions in trading as to any securities of Seneca owned by such Buyer prior to such Subsequent Placement and (y) the Buyers shall be entitled to the same registration rights provided to other investors in the Subsequent Placement.

(8)   Notwithstanding anything to the contrary in this Section 5(n) and unless otherwise agreed to by the Buyers, Seneca shall either confirm in writing to the Buyers that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Buyers will not be in possession of material, nonpublic information, by the fifteenth (15th) Business Day following delivery of the Offer Notice. If by the fifteenth (15th) Business Day following delivery of the Offer Notice no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Buyers, such transaction shall be deemed to have been abandoned and the Buyers shall not be deemed to be in possession of any material, nonpublic information with respect to Seneca. Should Seneca decide to pursue such transaction with respect to the Offered Securities, Seneca shall provide each Buyer with another Offer Notice and each Buyer will again have the right of participation set forth in this Section 5(n)(iii). Seneca shall not be permitted to deliver more than one (1) such Offer Notice to the Buyers in any 60 day period (other than the Offer Notices contemplated by the last sentence of Section 5(n)(iii)(2) of this Agreement).

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(iv)          The restrictions contained in subsections (ii) and (iii) of this Section 5(n) shall not apply to any issuance or proposed issuance of any Excluded Securities.

(o)              Public Information. At any time during the period commencing from the six (6) month anniversary of the Closing Date and ending at such time that all of the Registrable Securities, if a registration statement is not available for the resale of all of the Registrable Securities, may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), if Seneca shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirements under Rule 144(c) or (ii) if Seneca shall fail to satisfy any condition set forth in Rule 144(i)(2) (each, a "Public Information Failure") then, as partial relief for the damages to any holder of Securities by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), Seneca shall pay to each such holder an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price of such holder's Securities on the day of a Public Information Failure and on every thirtieth day (prorated for periods totaling less than thirty days) thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such Public Information Failure no longer prevents a holder of Securities from selling such Securities pursuant to Rule 144 without any restrictions or limitations. The payments to which a holder shall be entitled pursuant to this Section 5(o) are referred to herein as "Public Information Failure Payments." Public Information Failure Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event Seneca fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.

(p)   Notice of Disqualification Events. Each of Leading BioSciences and Seneca will notify the Buyers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Leading BioSciences Covered Person or Seneca Covered Person, respectively, and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Leading BioSciences Covered Person or Seneca Covered Person, respectively.

(q)              FAST Compliance. While any Warrants or Bridge Warrants are outstanding, Seneca shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program. As used herein, Bridge Warrants means the Warrants as defined in the Bridge Securities Purchase Agreement.

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(r)    Lock-Up. Seneca shall not amend, modify, waive or terminate any provision of any of the Lock-Up Agreements except to extend the term of the lock-up period and shall enforce the provisions of each Lock-Up Agreement in accordance with its terms. If any officer or director that is a party to a Lock-Up Agreement breaches any provision of a Lock-Up Agreement, Seneca shall promptly use its commercially reasonable efforts to seek specific performance of the terms of such Lock-Up Agreement.

(s)    Leak-Out. Seneca shall not amend, modify, waive or terminate any provision of any of the Leak-Out Agreements and shall enforce the provisions of each Leak-Out Agreement in accordance with its terms. If any officer or director that is a party to a Leak-Out Agreement breaches any provision of a Leak-Out Agreement, Seneca shall promptly use its commercially reasonable efforts to seek specific performance of the terms of such Leak-Out Agreement.

(t)     Variable Securities. Until the earlier to occur of (x) the date on which no Warrants or Bridge Warrants remain outstanding and (y) the date that is three (3) years from the Initial Closing Date, Leading BioSciences, Seneca, each Leading BioSciences Subsidiary and each Seneca Subsidiary shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction; provided that from and after the date that is 18 months after the Initial Closing Date, Seneca may conduct one or more “at the market offering,” as defined in Rule 415(a)(4) of the Securities Act of 1933 and the rules and regulations thereunder, with one or more broker-dealers acting as agent therefor. "Variable Rate Transaction" means a transaction in which Leading BioSciences, Seneca, any Leading BioSciences Subsidiary or any Seneca Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Leading BioSciences Common Stock, Leading BioSciences Preferred Stock or Seneca Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of Leading BioSciences or Seneca or the market for the Leading BioSciences Common Stock, Leading BioSciences Preferred Stock or Seneca Common Stock, other than pursuant to a customary "weighted average" anti-dilution provision or (ii) enters into any agreement (including, without limitation, an equity line of credit or an "at-the-market" offering) whereby Leading BioSciences, Seneca, any Leading BioSciences Subsidiary or any Seneca Subsidiary may sell securities at a future determined price (other than standard and customary "preemptive" or "participation" rights) provided, however, a Variable Rate Transaction shall not include (x) any of the transactions pursuant to the Draft Merger Agreement or (y) the issuance of shares of Seneca Common Stock, Options or Convertible Securities issued by Seneca prior to the Closing Date in connection with the exercise, exchange, cancellation or termination of the convertible securities that are outstanding on the day immediately preceding the date of this Agreement so long as such Options or Convertible Securities are not amended in any manner following the date hereof. Each Buyer shall be entitled to obtain injunctive relief against Leading BioSciences, Seneca, the Leading BioSciences Subsidiaries and the Seneca Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages for an actual breach of this Section 5(t).

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(u)   Merger Agreement. Neither Leading BioSciences nor Seneca shall amend or waive any of the terms of the Merger Agreement without the prior written consent of the Required Holders (as defined in Section 10(e)).

(v)   No Net Short Position.

(i)                 During the period beginning from the Closing Date and ending on the Final Reset Date, such Buyer shall not maintain a Net Short Position (as defined below).

(ii)              As used in this Section 5(v):

(1)   "Net Short Position" by a Buyer means a position whereby such Buyer has executed one or more sales of Common Stock that is marked as a short sale (as defined in Rule 200 of Regulation SHO under the 1934 Act) and that is executed at a time when such Buyer has no Equivalent Offsetting Long Position in the Common Stock or contract for the foregoing.

(2)   "Equivalent Offsetting Long Position in the Common Stock" means, with respect to a Buyer, all shares of Seneca Common Stock (A) that are owned by such Buyer, (B) that may be issued to such Buyer as Warrant Shares pursuant to the terms of the Warrants without giving effect to any limitation on exercise set forth therein, (C) that may be issued to such Buyers upon exercise of the Bridge Warrants without giving effect to any limitation on exercise set forth therein and (D) that would be issuable upon conversion, exchange or exercise in full of all other Options and Convertible Securities then held by such Buyer, if any, without giving effect to any limitation on conversion, exchange or exercise set forth therein.

(w)            Closing Documents. On or prior to fourteen (14) calendar days after the Closing Date, Seneca agrees to deliver, or cause to be delivered, to each Buyer and Schulte Roth & Zabel LLP a complete closing set (which may be solely in electronic format) of the executed Transaction Documents, Securities and any other documents required to be delivered to any party pursuant to Section 8 hereof or otherwise.

(x)              Milestone Consideration. Each Buyer hereby acknowledges and agrees that, as a holder of Leading Biosciences Preferred Stock prior to the Merger, it shall not be entitled to any Milestone Payment set forth in Section 2.13 of the Merger Agreement payable to the stockholders of Leading BioSciences pursuant to the Merger Agreement, if any, and each Buyer covenants and agrees not to contest, challenge or otherwise dispute such treatment thereunder.

6.      REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a)   Register. Seneca shall maintain at its principal executive offices (or such other office or agency of Seneca as it may designate by notice to each holder of Securities), a register for the Warrants in which Seneca shall record the name and address of the Person in whose name the Warrants have been issued (including the name and address of each transferee) and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. Seneca shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

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(b)   Transfer Agent Instructions. Following completion of the Merger, Seneca shall issue irrevocable instructions to its Transfer Agent, and any subsequent transfer agent, in the form attached hereto as Exhibit F, (the "Irrevocable Transfer Agent Instructions") to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Exchange Shares issued in exchange of the Preferred Shares and the Warrant Shares upon delivery of a Capacity Notice or upon exercise of the Warrant, as applicable, in such amounts as specified from time to time by each Buyer to Seneca upon delivery of a Capacity Notice or upon exercise of the Warrants, as applicable. Seneca warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 6(b), and stop transfer instructions to give effect to Section 2(f) hereof, will be given by Seneca to its Transfer Agent, and that the Securities shall otherwise be freely transferable on the books and records of Seneca as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), Seneca shall permit the transfer and shall promptly instruct its Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves the Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the Transfer Agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. Seneca acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, Seneca acknowledges that the remedy at law for a breach of its obligations under this Section 6(b) will be inadequate and agrees, in the event of a breach or threatened breach by Seneca of the provisions of this Section 6(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

7.      CONDITIONS TO LEADING BIOSCIENCES' OBLIGATION TO SELL AND SENECA'S OBLIGATION TO ISSUE.

The obligation of Leading BioSciences hereunder to issue and sell the Preferred Shares at the Closing and the obligation of Seneca hereunder to issue the Warrants at the Warrant Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each of Leading BioSciences' and Seneca's sole benefit and may be waived by Leading BioSciences and/or Seneca at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)                 Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to Leading BioSciences.

(ii)               Such Buyer shall have delivered to Leading BioSciences the Purchase Price (less, in the case of the Lead Investor, the amounts withheld pursuant to Section 5(h) and less, in the case of any electing Buyer as described in Section 1(e), any Outstanding Amount pursuant to such Buyer's, or such Buyer's affiliate, Note surrendered to Leading BioSciences pursuant to Section 1(e), for the Preferred Shares and the related Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by Leading BioSciences.

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(iii)             The representations and warranties of such Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects)) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

(iv)             All conditions precedent to the closing of the merger (the "Merger") contained in the Merger Agreement shall have been satisfied or waived.

8.      CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Preferred Shares and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing Leading BioSciences with prior written notice thereof:

(i)                          Leading BioSciences shall have duly executed and delivered to such Buyer (A) each of the Leading BioSciences Transaction Documents, and (B) the Preferred Shares (allocated in such amounts as such Buyer shall request), being purchased by such Buyer at the Closing pursuant to this Agreement.

(ii)                        Seneca shall have duly executed and delivered to such Buyer each of the Seneca Transaction Documents.

(iii)                      Such Buyer shall have received the opinion of Cooley LLP, Leading BioSciences' outside counsel, dated as of the Closing Date, in the form attached hereto as Exhibit G-1.

(iv)                      Such Buyer shall have received the opinion of Silvestre Law Group, P.C., Seneca's outside counsel, dated as of the Closing Date, in the form attached hereto as Exhibit G-2.

(v)                        Seneca shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions in escrow to be released upon the effectiveness of the Merger, which instructions shall have been delivered to and acknowledged in writing by the Transfer Agent.

(vi)                      Each of Leading BioSciences and Seneca shall have delivered to such Buyer a certificate evidencing the formation and good standing of Leading BioSciences and Seneca in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) calendar days prior to the Closing Date.

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(vii)                    Each of Leading BioSciences and Seneca shall have delivered to such Buyer a certificate evidencing its qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of the jurisdiction in which it has its headquarters, as of a date within ten (10) calendar days prior to the Closing Date.

(viii)                  Each of Leading BioSciences and Seneca shall have delivered to such Buyer a certified copy of the Leading BioSciences’ Certificate of Incorporation and the Seneca Certificate of Incorporation, respectively, as certified by the Secretary of State (or comparable office) of its jurisdiction of formation within ten (10) calendar days prior to the Closing Date.

(ix)                      Each of Leading BioSciences and Seneca shall have delivered to such Buyer a certificate, executed by its Secretary and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) or Section 4(b), respectively, as adopted by Leading BioSciences' Board of Directors and Seneca's Board of Directors, respectively, in a form reasonably acceptable to such Buyer, (ii) the Leading BioSciences’ Certificate of Incorporation or the Seneca Certificate of Incorporation, respectively, and (iii) the Leading BioSciences Bylaws and Seneca Bylaws, respectively, each as in effect at the Closing, in the form attached hereto as Exhibit H.

(x)                        The representations and warranties of each of Leading BioSciences and Seneca shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, "Leading BioSciences Material Adverse Effect" or "Seneca Material Adverse Effect", which shall be true and correct in all respects), as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, "Leading BioSciences Material Adverse Effect" or "Seneca Material Adverse Effect", which shall be true and correct in all respects) as of such specified date) and each of Leading BioSciences and Seneca shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing Date. Such Buyer shall have received certificates, executed by the Chief Executive Officer of each of Leading BioSciences and Seneca, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit I.

(xi)                   Each of Leading BioSciences and Seneca shall have delivered to each Buyer a lock-up agreement, in the form attached hereto as Exhibit J-1 or Exhibit J-2 (collectively, the "Lock-Up Agreements"), executed by any Person that will be subject to Section 16 of the 1934 Act with respect to Seneca immediately following the consummation of the Merger.

(xii)                    Seneca shall have delivered to such Buyer a letter from its Transfer Agent certifying the number of shares of Seneca Common Stock outstanding as of a date within five (5) calendar days of the Closing Date.

(xiii)                  The proposed Merger between Leading BioSciences and Seneca shall occur immediately following the Closing and the Seneca Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements or initial listing requirements of the Principal Market.

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(xiv)                  Each of Leading BioSciences and Seneca shall have obtained all member, stockholder, governmental, regulatory or other third party consents and approvals, including, without limitation, approval of the Principal Market, necessary for the completion of the Merger and the sale of the Securities, including, without limitation, in the case of Seneca, any and all stockholder approval required by the Principal Market with respect to the issuances of the Warrants and the Warrant Shares in full upon exercise of the Warrants without giving effect to any limitation on the exercise of the Warrants set forth therein.

(xv)                    All conditions precedent to the closing of the Merger contained in the Merger Agreement, other than any conditions precedent relating to consummation of the transactions contemplated by this Agreement, shall have been satisfied or waived.

(xvi)                  The Form S-4 shall have become effective in accordance with the provisions of the 1933 Act, and shall not be subject to any stop order or proceeding (or threatened proceeding by the SEC) seeking a stop order with respect to the Form S-4 that has not been withdrawn.

(xvii)                The Securities Escrow Agreement shall have been executed and delivered to such Buyer by the other parties thereto.

(xviii)              Leading BioSciences shall have issued the Additional Preferred Shares and the applicable Initial Preferred Shares in escrow in the name of the Escrow Agent in accordance with the terms of the Securities Escrow Agreement.

(xix)                  Such Buyer shall have received Leading BioSciences' wire instructions on Leading BioSciences' letterhead duly executed by an authorized executive officer of Leading BioSciences.

(xx)                    Each Buyer shall have delivered to Leading BioSciences a leak-out agreement, in the form attached hereto as Exhibit K (collectively, the "Leak-Out Agreements"), executed by each Buyer.

(xxi)                  Seneca shall have a number of shares of Seneca Common Stock equal to the Required Reserve Amount available in its authorized capital and reserved for issuances under the Transaction Documents.

(xxii)                Leading BioSciences shall have delivered written notice to the Escrow Agent, with a copy of such notice to the Lead Investor, that the Closing is occurring on the Closing Date.

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(xxiii)              Each of Leading BioSciences and Seneca shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

9.      TERMINATION. In the event that the Closing shall not have occurred with respect to a Buyer by seven (7) months following the execution of this Agreement due to Leading BioSciences', Seneca's or such Buyer's failure to satisfy the conditions set forth in Sections 7 and 8 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the Buyer, if such Buyer is the nonbreaching party, or Leading BioSciences, if Leading BioSciences is the nonbreaching party, shall have the option to terminate this Agreement with respect to such Buyer, if such Buyer is the breaching party, or with respect to Leading BioSciences and Seneca, if Leading BioSciences or Seneca are the breaching party, at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9, Leading BioSciences shall remain obligated to reimburse the Lead Investor or its designee(s), as applicable, for the expenses described in Section 5(h) above.

10.  MISCELLANEOUS.

(a)   Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. In addition to, but not in limitation of, any other rights of a Buyer hereunder, if (a) this Agreement is placed in the hands of an attorney for collection of any indemnification or other obligation hereunder then outstanding or enforcement or any such obligation is collected or enforced through any legal proceeding or a Buyer otherwise takes action to collect amounts due under this Agreement or to enforce the provisions of this Agreement or (b) there occurs any bankruptcy, reorganization, receivership of Leading BioSciences or Seneca or other proceedings affecting Leading BioSciences' or Seneca's creditors' rights and involving a claim under this Agreement, then Leading BioSciences or Seneca, as applicable, shall pay the costs incurred by such Buyer for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys' fees and disbursements.

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(b)              Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature.

(c)              Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)              Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e)   Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between Leading BioSciences, Seneca, their affiliates and Persons acting on their behalf, on the one hand, and the Buyers, their affiliates and Persons acting on their behalf, on the other hand, with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of Leading BioSciences, Seneca nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by Leading BioSciences, Seneca and the Required Holders, and any amendment to this Agreement made in conformity with the provisions of this Section 10(e) shall be binding on all Buyers and holders of Securities, Leading BioSciences and Seneca. No provisions hereto may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the Buyers or holders of the applicable Securities then outstanding. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents, holders of Preferred Shares or holders of the Warrants, as the case may be. Neither Leading BioSciences nor Seneca has, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, each of Leading BioSciences and Seneca confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to Leading BioSciences or Seneca or otherwise. As used herein, "Required Holders" means (I) prior to the Closing Date, the Buyers entitled to purchase at the Closing a majority of the aggregate amount of Securities issued and issuable hereunder and under the Warrants (without regard to any restriction or limitation on the exercise of the Warrants or the delivery of the Exchange Shares issued in exchange of Preferred Shares contained therein or herein) and shall include the Lead Investor and (II) on or after the Closing Date, holders of at least a majority of the aggregate amount of Securities issued and issuable hereunder and under the Warrants (without regard to any restriction or limitation on the exercise of the Warrants or the delivery of the Exchange Shares issued in exchange of Preferred Shares contained therein or herein) as of the applicable time of determination and shall include the Lead Investor so long as the Lead Investor or any of its Affiliates holds any Securities.

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(f)               Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement or any of the other Transaction Documents must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; (iii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice); or (iv) one (1) Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to Leading BioSciences or to Seneca from and after the Closing Date:

Leading Biosciences, Inc.

5800 Armada Drive, Suite 210

Carlsbad, CA 92008

Attention: JD Finley
Email: jd.finley@leadingbiosciences.com

With a copy (for informational purposes only) to:

Cooley LLP

4401 Eastgate Mall

San Diego, California 92121-190

Telephone: 858-550-6088

Attention: Karen Deschaine, Esq.

E-mail: kdeschaine@cooley.com

If to Seneca prior to the Closing Date:

Seneca Biopharma, Inc.

c/o Silvestre Law Group, P.C.

2629 Townsgate Rd., Suite 215

Westlake Village CA 91362

Attention: David Mazzo

Email: dmazzo@cladrius.com

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With a copy (for informational purposes only) to:

Silvestre Law Group, P.C.

2629 Townsgate Road #215

Westlake Village, CA 91361

Attention: Raul Silvestre

Email: rsilvestre@silvestrelaw.com

If to the Escrow Agent:

The Bank of New York Mellon
Corporate Trust Administration
240 Greenwich Street
New York, NY 10286
Attention: Escrow Unit

If to the Transfer Agent:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention: Tiffany Hill

Telephone: (415) 366-8087

Email: thill@astfinancial.com

If to a Buyer, to its address, facsimile number and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

With a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY 10022
Telephone: (212) 756-2000
Facsimile: (212) 593-5955
Attention: Eleazer N. Klein, Esq.
E-mail: eleazer.klein@srz.com

or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) calendar days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

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(g)              Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Shares or the Warrants. Neither Leading BioSciences nor Seneca shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Fundamental Transaction (unless Seneca is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants and other than the Merger in accordance with the terms and conditions of the Merger Agreement). A Buyer may assign some or all of its rights hereunder without the consent of Leading BioSciences or Seneca, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)              Third Party Beneficiaries. The Financial Advisor shall be a third party beneficiary of the representations and warranties of the Buyers in Section 2, the representations and warranties of Leading BioSciences in Section 3 and the representations and warranties of Seneca in Section 4. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee (as defined below) shall have the right to enforce the obligations of Leading BioSciences and Seneca with respect to Section 10(k) and as otherwise set forth in this Section 10(h).

(i)                Survival. Unless this Agreement is terminated under Section 9, the representations and warranties of Leading BioSciences, Seneca and the Buyers contained in Sections 2, 3 and 4, and the agreements and covenants set forth in Sections 5, 6 and 10 shall survive the Closing. Each Buyer, and each of Leading BioSciences and Seneca, shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)                Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)   Indemnification. (i) In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of Leading BioSciences' other obligations under the Transaction Documents, Leading BioSciences shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by Leading BioSciences in the Transaction Documents or any other certificate, instrument or document of Leading BioSciences contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of Leading BioSciences contained in the Transaction Documents or any other certificate, instrument or document of Leading BioSciences contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of Leading BioSciences or Seneca) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 5(j), or (iv) the status of such Buyer or holder of the Securities as an investor in Leading BioSciences pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by Leading BioSciences may be unenforceable for any reason, Leading BioSciences shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 10(k)(i) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

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(ii) In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of Seneca's other obligations under the Transaction Documents, Seneca shall defend, protect, indemnify and hold harmless the Indemnitees from and against any and all Indemnified Liabilities incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by Seneca in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of Seneca contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of Leading BioSciences or Seneca) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 5(j), or (iv) the status of such Buyer or holder of the Securities as an investor in Seneca pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by Seneca may be unenforceable for any reason, Seneca shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 10(k)(ii) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

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(l)     No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)        Remedies. Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, each of Leading BioSciences and Seneca recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. Each of Leading BioSciences and Seneca therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)   Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and either Leading BioSciences or Seneca does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to Leading BioSciences or Seneca, as applicable, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)   Payment Set Aside. To the extent that Leading BioSciences or Seneca makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Leading BioSciences or Seneca, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

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(p)   Independent Nature of Buyers' Obligations and Rights. The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and each of Leading BioSciences and Seneca acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and neither Leading BioSciences nor Seneca shall assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and each of Leading BioSciences and Seneca acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each of Leading BioSciences and Seneca acknowledges and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each Buyer, Leading BioSciences and Seneca have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

LEADING BIOSCIENCES, INC.
By: /s/ Thomas M. Hallam Name: Thomas M. Hallam, Ph.D. Title: Chief Executive Officer

IN WITNESS WHEREOF, each Buyer, Leading BioSciences and Seneca have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

SENECA BIOPHARMA, INC.
By: /s/ Kenneth Carter Name: Kenneth Carter, PhD Title: Executive Chairman

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer, Leading BioSciences and Seneca have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS: ALTIUM GROWTH FUND, LP
By: /s/ Mark Gottlieb Name: Mark Gottlieb Title: Signatory

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Initial Preferred Shares:

☐ 4.99%

☒ 9.99%

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Preferred Shares:

☐ 4.99%

☒ 9.99%

Maximum Percentage to be included in the Warrants:

☒ 4.99%

☐ 9.99%

[Signature Page to Securities Purchase Agreement]

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)
Buyer	Address, Facsimile Number and E-mail	Number of Initial Preferred Shares	Number of Additional Preferred Shares	Purchase Price	Legal Representative's Address, Facsimile Number and E-mail

Altium Growth Fund, LP	c/o Altium Capital Management, LP 551 5th Avenue, 19th Floor (Suite 1920) New York, NY 10176 Attention: Joshua Thomas Telephone: 212-259-8404 E-mail: jthomas@altiumcap.com	A number of shares equal to the aggregate Purchase Price in column (5) divided by $0.4816 (Buyer’s Allocation Number) (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof and including any securities, cash, rights or other property distributed with respect to the Leading BioSciences Common Stock or Leading BioSciences Preferred Stock)	A number of shares equal to the product of (i) 300% of the Buyers' Allocation Number	$20,000,000 + the outstanding principal and accrued interest on the Notes as of the date immediately prior to the Closing Date	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376 E-mail: eleazer.klein@srz.com